SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under § 240.14(a)-12

HARMONIC INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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HARMONIC INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 27, 2004

TO THE STOCKHOLDERS OF HARMONIC INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Harmonic Inc., a Delaware corporation (the “Company”), will be held on Thursday, May 27, 2004 at 8:00 a.m., Pacific Time, at The Westin Hotel, 5101 Great America Parkway, Santa Clara, California, 95054, for the following purposes:

1.	To elect six directors to serve for the ensuing year or until their successors are elected and duly qualified.

2.	To approve an amendment to the 2002 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance thereunder by 2,000,000 shares.

3.	To approve amendments to the 1995 Stock Plan to: (i) extend the term of the Plan by 9 years to 2014, (ii) to increase the number of shares of common stock reserved for issuance by 2,500,000 shares, (iii) to transfer to the 1995 Stock Plan all shares remaining available for grant in the 1999 Non-Statutory Stock Plan including up to 1,800,000 shares subject to outstanding options if they expire, (iv) to add the ability to grant restricted stock, stock appreciation rights, performance shares, performance units and deferred stock units (subject to limits on discounted awards), and (v) to approve the material terms of the 1995 Plan and the performance goals thereunder for purposes of Internal Revenue Code Section 162(m).

4.	To approve amendments to the 2002 Director Plan to increase the initial grant to 30,000 shares, to authorize a one-time grant of 10,000 shares to each non-employee director re-elected at this annual meeting, and to extend the exercisability period of all new options granted under this plan to three years following a director’s resignation from the board.

5.	To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 2004.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on April 7, 2004 are entitled to notice of and to vote at the meeting and any adjournment thereof.

All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose or vote by telephone or by using the internet as instructed in the proxy card. Any stockholder attending the meeting may vote in person even if such stockholder has returned a proxy.

By Order of the Board of Directors,

Jeffrey D. Saper,
Secretary

Sunnyvale, California

April 21, 2004

YOUR VOTE IS IMPORTANT

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE, OR VOTE BY TELEPHONE OR BY USING THE INTERNET AS INSTRUCTED IN THE PROXY CARD.

INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL ONE ELECTION OF DIRECTORS
PROPOSAL TWO AMENDMENT OF THE 2002 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL THREE AMENDMENTS TO THE 1995 STOCK PLAN
PROPOSAL FOUR AMENDMENTS TO 2002 DIRECTOR PLAN
PROPOSAL FIVE RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
ADDITIONAL INFORMATION
OTHER MATTERS
EXHIBIT 1
EXHIBIT 2
EXHIBIT 3
EXHIBIT 4

HARMONIC INC.

549 Baltic Way
Sunnyvale, California 94089

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the board of directors of Harmonic Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held May 27, 2004 at 8:00 A.M., Pacific Time, or at any adjournments and postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at The Westin Santa Clara Hotel, 5101 Great America Parkway, Santa Clara, California, 95054. The telephone number of the Company’s principal offices is (408) 542-2500.

These proxy materials and the Company’s Annual Report to Stockholders for the year ended December 31, 2003, including financial statements, were first mailed on or about April 21, 2004 to all stockholders entitled to vote at the Annual Meeting.

Record Date and Voting Securities

Stockholders of record at the close of business on April 7, 2004 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 71,812,033 shares of the Company’s common stock, $0.001 par value per share, were issued and outstanding.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use at the Annual Meeting by delivering to the Secretary of the Company at the Company’s principal executive offices a written notice of revocation or a duly executed proxy bearing a later date, or by voting on a later date by telephone or via the Internet (only your latest-dated telephone or Internet proxy is counted), or by attending the Annual Meeting and voting in person.

Voting and Solicitation

Each stockholder is entitled to one vote for each share of the Company’s common stock held as of the Record Date on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

The Company will bear the cost of soliciting proxies, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any other solicitation materials furnished to stockholders by the Company in connection with the Annual Meeting. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid to such persons for such services. The Company may also engage, at an expense of approximately $12,500, the services of a proxy solicitation firm.

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of the Company’s common stock issued and outstanding on the Record Date. Shares eligible to vote at the Annual Meeting will be counted as present at the Annual Meeting if the holder of such shares is present and votes in person at the Annual Meeting or has properly submitted a proxy card or voted by telephone or via the Internet. Shares that are voted “FOR,” “AGAINST,” “WITHHELD” or “ABSTAIN” are treated as being present at the Annual Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the “Votes Cast”) with respect to such matter.

While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal, other than the election of directors.

The Delaware Supreme Court has held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. The Company intends to treat broker non-votes in a similar manner. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

Pursuant to regulations promulgated by the New York Stock Exchange (“NYSE”) that came into effect on June 30, 2003, brokers and other nominees that are NYSE member organizations are prohibited from voting in favor of proposals relating to equity compensation plans unless they receive specific instructions from the beneficial owner of the shares to vote on such matter. Therefore, for any of your shares held through a broker or other nominee that is a NYSE member organization, such shares will only be voted in favor of Proposals Two, Three and Four if you have provided specific voting instructions to your broker or other nominee to vote your shares in favor of each such proposal.

Stockholder Proposal Procedures and Deadlines

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s 2005 Annual Meeting and that stockholders desire to have included in the Company’s proxy materials relating to such meeting must be received by Harmonic at its principal executive offices at 549 Baltic Way, Sunnyvale, California 94089 no later than December 24, 2004, which is 120 calendar days prior to the anniversary of the mailing date of this Proxy Statement, and must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the Proxy Statement and form of proxy for that meeting.

The Securities and Exchange Commission, or SEC, rules also establish a different deadline for submission of stockholder proposals that are not intended to be included in the Company’s Proxy Statement with respect to discretionary voting. The discretionary vote deadline for the year 2005 Annual Meeting is March 7, 2005, 45 calendar days prior to the anniversary of the mailing date of this Proxy Statement. If a stockholder gives notice of such a proposal after the discretionary vote deadline, the Company’s proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the Company’s year 2005 Annual Meeting. The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s Annual Meeting.

Furthermore, under the Company’s bylaws, a stockholder’s notice of business to be brought before an annual meeting must set forth, as to each proposed matter: a) a brief description of the business and reason for conducting such business at the meeting; b) the name and address as they appear on the Company’s books of the stockholder; c) the class and number of shares of the Company owned by the stockholder; d) any material interest of the stockholder in such business; and e) any other information that may be required under Regulation 14A of the SEC rules.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

The Company has authorized a board of six directors, and six directors are to be elected at the Annual Meeting. Each of the directors elected at the Annual Meeting will hold office until the Annual Meeting of Stockholders in 2005 or until his successor has been duly elected and qualified.

Unless otherwise instructed, the proxy holders identified on the enclosed proxy card will vote the proxies received by them for the Company’s six nominees named below, all of whom are currently directors of the Company. Each of the nominees was recommended for election by the Company’s Corporate Governance and Nominating Committee and the board of directors. The Company did not receive any proposals from stockholders for nominations of other candidates for election. In the event that any nominee of the Company becomes unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies for any substitute nominee who is designated by the Company’s current Corporate Governance and Nominating Committee to fill the vacancy. It is not expected that any nominee listed below will be unable or will decline to serve as a director.

The names of the nominees for director and certain information about each of them are set forth below.

Name	Age	Principal Occupation

Anthony J. Ley	65	Chairman, President and CEO, Harmonic Inc.

E. Floyd Kvamme	66	General Partner, Kleiner Perkins Caufield & Byers

William F. Reddersen	56	Retired, former Executive Vice President, BellSouth

Lewis Solomon	70	Chairman and CEO, Broadband Services Inc.

Michel L. Vaillaud	72	Retired; former Chairman and CEO, Schlumberger Limited

David R. Van Valkenburg	61	Chairman, Balfour Associates, Inc.

Except as indicated below, each nominee or incumbent director has been engaged in the principal occupation set forth above during the past five years. There are no family relationships between any directors or executive officers of the Company.

Anthony J. Ley has served as Harmonic’s President and Chief Executive Officer since November 1988. Mr. Ley was elected Chairman of the board of directors in 1995. From 1963 to 1987, Mr. Ley was employed at Schlumberger Limited, both in Europe and the United States, holding various senior business management and research and development positions, most recently as Vice President, Research and Engineering at Fairchild Semiconductor/ Schlumberger in Palo Alto, California. Mr. Ley holds an M.A. in mechanical sciences from the University of Cambridge and an S.M.E.E. from the Massachusetts Institute of Technology. He is also named as an inventor in 29 patents and is a Fellow of the I.E.E. (U.K.) and a senior member of the I.E.E.E.

E. Floyd Kvamme has been a director of the Company since 1990. Since 1984, Mr. Kvamme has been a general partner and now serves as a partner emeritus of Kleiner Perkins Caufield & Byers, a venture capital firm. Mr. Kvamme is also a director of National Semiconductor Corporation, Photon Dynamics, Inc. and Power Integrations, Inc., as well as several private companies. Mr. Kvamme holds a B.S.E.E. from the University of California, Berkeley and an M.S.E. from Syracuse University.

William F. Reddersen has been a director of the Company since July 2002. Now retired, Mr. Reddersen spent 31 years at BellSouth and AT&T. From 1998 to 2000, Mr. Reddersen was Executive Vice President of Corporate Strategy at BellSouth, and from 1991 to 1998, he was responsible for BellSouth’s broadband strategy and business market operations.

Mr. Reddersen serves as a director of several private companies. He holds a B.S. in Mathematics from the University of Maryland and an M.S. in Management from the Massachusetts Institute of Technology, where he was a Sloan fellow.

Lewis Solomon has been a director of the Company since January 2002. Presently, Mr. Solomon is Co-Founder and Chief Executive Officer of Broadband Services, Inc. (BSI), an outsource provider of supply chain management, network planning, and fulfillment services. He is also Co-Founder and Chairman of G&L Investments, a consulting firm specializing in technology. From 1983 to 1988, he served as the Executive Vice President of Alan Patricof Associates, a global venture capital firm. Mr. Solomon also spent 14 years at General Instrument Corporation, ultimately as Senior Vice President and Assistant to the Chief Executive Officer. Mr. Solomon is a director of Anadigics Inc., Artesyn Technologies Inc, Terayon Communications and several private companies.

Michel L. Vaillaud has been a director of the Company since March 1997. Now retired, from 1973 to 1986 Mr. Vaillaud was with Schlumberger Limited, most recently as Chairman and Chief Executive Officer. He is a graduate of Ecole Polytechnique in Paris and Ecole Nationale Superieure des Mines in Paris. He serves as a Trustee of the Institute of Advanced Studies in Princeton, New Jersey.

David R. Van Valkenburg has been a director of the Company since October 2001. Mr. Van Valkenburg currently serves as Chairman of Balfour Associates, Inc., a firm providing counsel to chief executive officers, boards of directors and private equity funds. From 1995 to 2000, he was Executive Vice President of MediaOne Group, Inc. While at MediaOne Group, Mr. Van Valkenburg was seconded to Telewest Communications where he served as Chief Executive Officer and Chief Operating Officer from 1997 to 1999. He has also held the position of President at both Multivision Cable TV Corporation and Cox Cable Communications Inc. Mr. Van Valkenburg serves on the board of Mobile Data Solutions Inc., 360 Networks Inc., and several private companies. He holds a B.A. degree from Malone College, an M.S. degree from the University of Kansas, and an M.B.A. from Harvard University.

Board Meetings and Committees

The board of directors of the Company held a total of 5 meetings during the fiscal year ended December 31, 2003. No incumbent director attended fewer than 75% of the meetings of the board of directors or the committees upon which such director served during 2003.

The board of directors has an Audit Committee, a Compensation and Equity Ownership Committee and a Corporate Governance and Nominating Committee. The charters for each of these committees are posted on our website at www.harmonicinc.com.

The Audit Committee currently consists of Messrs. Kvamme, Reddersen and Vaillaud, each of whom is independent under Rule 10A-3 of the Securities Exchange Act of 1934 and under applicable Nasdaq listing standards. The Audit Committee of the board of directors of Harmonic serves as the representative of the board of directors for general oversight of the quality and integrity of Harmonic’s financial accounting and reporting process, system of internal control, audit process, and process for monitoring the compliance with related laws and regulations. The Audit Committee engages the Company’s independent auditors and approves the scope of both audit and non-audit services. Harmonic’s management has primary responsibility for preparing financial statements and the financial reporting process. The Audit Committee held seven meetings during 2003.

The Company’s board of directors has determined that Mr. Kvamme is an “audit committee financial expert” as defined by the current rules of the Securities and Exchange Commission. The board of directors believes that Mr. Kvamme’s experience as general partner of a major venture capital firm since 1984 qualifies him as a “audit committee financial expert” because he has acquired relevant expertise and experience from the analysis and evaluation of financial statements of both public and private companies.

The Compensation and Equity Ownership Committee currently consists of Messrs. Van Valkenburg and Kvamme, neither of whom is an employee of the Company and each of whom is independent under applicable Nasdaq listing standards. The Compensation and Equity Ownership Committee is responsible for reviewing and approving the Company’s compensation policies and the compensation paid to executive officers, and approves all grants of equity compensation to employees. This committee held three meetings during 2003.

In accordance with a written charter adopted by Harmonic’s board of directors in January 2004, the board of directors created a Corporate Governance and Nominating Committee to replace its Nominating Committee. This committee serves as the representative of the board of directors for establishment and oversight of governance policy and the operation, composition and compensation of the board of directors. The Corporate Governance and Nominating Committee is composed of Messrs. Solomon and Van Valkenburg, both of whom are independent under applicable Nasdaq listing standards. The predecessor Nominating Committee held one meeting in 2003.

The Corporate Governance and Nominating Committee has proposed, and the board of directors has approved, the nomination of all six current board members for re-election by stockholders at this annual meeting. No candidates have been proposed for nomination by shareholders at this meeting or at any previous annual meeting.

Nomination Proposals from Stockholders

The Corporate Governance and Nominating Committee will consider proposals from stockholders for board of directors nominees at the 2005 Annual Meeting, provided that such proposals are submitted in writing to the Secretary of the Company at 549 Baltic Way, Sunnyvale, CA 94089 for inclusion in the Company’s proxy statement or consideration at the next annual meeting of stockholders in a timely manner in accordance with the Company’s bylaws, as amended. For nominations of persons for election to the board of directors of the Company by a stockholder at the 2005 Annual Meeting, such stockholder must provide written notice delivered to the Secretary of the Company one hundred twenty days (120 days) prior to the anniversary of the mailing of this proxy statement (i.e., December 24, 2004), which notice must contain (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the Company which are beneficially owned by such person, (D) a description of all arrangements and understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected) and (ii) as to such stockholder proposing a nominee for election to the board of directors of the Company, the information set forth in “Stockholder Proposal Procedures and Deadlines” for a stockholder notice of business to be brought before an annual meeting. In evaluating candidates proposed by stockholders, the Corporate Governance and Nominating Committee will use the same criteria as it uses to evaluate all prospective members of the board of directors. These criteria include demonstrated relevant business and industry experience, particular expertise to act as a committee chair or member, the ability to devote the necessary time to board of directors and committee service, personal character and integrity, and sound business judgment. The Corporate Governance and Nominating Committee has not set either term limits or age limits for members of the board of directors, believing that the Company’s interests are best served by members of the board of directors with substantial experience and knowledge of the Company’s business and that age is generally not a barrier to effective performance as a member of the board of directors. To date, the Corporate Governance and Nominating Committee has not used outside consultants to assist it in identifying and screening potential board of directors candidates.

Meetings of Non-Employee Directors

At each board meeting, the non-employee directors meet in executive session without any management directors or employees present. The Chairman of the Corporate Governance and Nominating Committee, Lewis Solomon, has the responsibility of presiding over periodic executive sessions of the board of directors in which management directors and other members of management do not participate. Last year, the non-employee directors discussed succession planning and board policies, processes and practices in executive session.

Compensation Committee Interlocks and Insider Participation

The Compensation and Equity Ownership Committee of the board of directors currently consists of Messrs. Van Valkenburg and Kvamme. No member of the Compensation and Equity Ownership Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

Compensation of Directors

During 2003, each non-employee director was paid a retainer of $8,000, plus $2,000 per board of directors meeting attended and $1,000 per board of directors Committee meeting attended. The 2002 Director Option Plan currently provides for grants of options to be made in two ways:

1.	Each non-employee director is automatically granted an option to purchase 20,000 shares, referred to as the “First Option,” on the date on which such person first becomes a non-employee director, whether through election by our stockholders or appointment by our board of directors to fill a vacancy, provided, however, that an employee director who ceases to be an employee director but who remains a director will not receive a First Option upon such occurrence; and

2.	Each non-employee director is automatically granted an option to purchase 10,000 shares, referred to as the “Annual Option” on the date of our annual stockholders meeting each year if on such dates he or she shall have served on our board of directors for at least the preceding six (6) months.

See Proposal Four which seeks authorization to increase equity compensation of directors.

Effective April 1, 2004, the board of directors’ annual retainer has increased to $20,000 per annum, paid quarterly. Directors will continue to receive $2,000 per board meeting attended and $1,000 per board committee meeting attended. Fees of $1,000 and $500 respectively will also be paid for telephonic board of directors and committee meetings. Previously, telephonic meetings were not separately remunerated. In addition, the Chair of the Audit Committee will receive a retainer of $7,500 and the Chairs of the Compensation and Equity Ownership Committee and the Corporate Governance and Nominating Committee will each be paid a retainer of $4,000 (but only one retainer will be paid if held by the same person). Maximum total board of directors fees will be capped at $35,000 per annum, excluding committee remuneration.

The board of directors believes that these increases in remuneration are necessary to be able to attract new qualified board of directors members and to fairly compensate current members for additional workload and greater responsibilities under new legislation, regulations and Nasdaq rules.

Communication with the Board of Directors

The board of directors believes that management should be the primary means of communication between the Company and all of its constituencies, including stockholders, customers, suppliers and employees. However, stockholders may communicate with individual members of the board of directors, committees of the board of directors, or the full board of directors by addressing correspondence to a board member’s attention at 549 Baltic Way, Sunnyvale, CA, 94089.

Attendance of the Board of Directors at Annual Meetings

No non-employee members of the board of directors attended the 2003 Annual Meeting. Historically, stockholder attendance at the annual stockholder meeting has been very low and, as most board of directors members live outside Silicon Valley, any benefit of their attendance was outweighed by the time and expense required to attend the meeting. The board of directors has adopted a policy to encourage board of directors members to attend future annual stockholder meetings.

Vote Required and Recommendation

The six nominees receiving the highest number of affirmative votes of the shares entitled to vote on this matter shall be elected as directors. Votes withheld from any director will be counted for purposes of determining the presence or absence of a quorum but are not counted as affirmative votes. A broker non-vote will be counted for purposes of determining the presence or absence of a quorum, but, under Delaware law and assuming that a quorum is obtained, a broker non-vote will not affect the outcome of the vote relating to election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE DIRECTOR NOMINEES SET FORTH ABOVE.

PROPOSAL TWO

AMENDMENT OF THE 2002 EMPLOYEE STOCK PURCHASE PLAN

The Company’s stockholders are being asked to approve an amendment to the Company’s 2002 Employee Stock Purchase Plan (the 2002 ESPP) which will increase the maximum number of shares of common stock authorized for issuance over the term of the ESPP by an additional 2,000,000 shares to 3,500,000 shares.

Our board of directors has determined that it is in our best interests and the best interests of our stockholders to adopt this amendment to the 2002 ESPP. As of the date of the 2004 Annual Stockholders Meeting, no rights to purchase any of the 2,000,000 shares which are the subject of this proposal will have been granted, nor will any rights be granted in respect of any of these shares for Offering Periods (as discussed below) commencing prior to July 1, 2004.

Under current accounting rules, the approval of these additional shares could result in future non-cash compensation charges to Harmonic, if the additional shares are made available for purchase in Offering Periods currently in progress ending after July 1, 2004. Consequently, in order to avoid potential non-cash accounting charges, the Company intends to terminate all Offering Periods in effect June 30, 2004 on July 1, 2004. If the additional shares are approved, Harmonic will start a new Offering Period for all participants on July 1, 2004.

Proposed new accounting regulations will require companies to record a charge to earnings for employee stock option grants, including shares granted under plans similar to our 2002 ESPP. In spite of these proposed changes in accounting, the Company believes that it should continue to operate the 2002 ESPP at least until several issues are clarified. These factors include the assessment of the impact of the final rules and their timing on Harmonic’s future earnings, actions by other companies, particularly those with whom the Company competes for employees, with respect to the design and operation of such plans, and the attitude of financial analysts and investors towards these potentially significant and volatile non-cash charges. The Company believes that the 2002 ESPP remains an essential element of a competitive compensation package, especially in Silicon Valley, and these plans are offered by most public companies with which Harmonic competes for employees. Currently, over 78% of our employees participate in the ESPP.

Summary of the 2002 Employee Stock Purchase Plan

Purpose. The purpose of the 2002 ESPP is to provide employees with an opportunity to purchase our common stock through payroll deductions. The Company believes that an employee stock purchase plan is an essential element of a competitive compensation package. These plans are offered by most public companies with which Harmonic competes for employees.

Administration. Our 2002 ESPP is administered by the board of directors or a committee appointed by the board of directors. All questions of interpretation or application of the 2002 ESPP are determined by our board of directors or its appointed committee, and its decisions are final, conclusive and binding upon all participants.

Eligibility. Each of our employees and each employee of our designated subsidiaries, whose customary employment with the Company or the designated subsidiary is at least 20 (twenty) hours per week and more than 5 (five) months in any calendar year, is eligible to participate in the 2002 ESPP; except that no employee shall be granted an option under the 2002 ESPP:

(i)	to the extent that, immediately after the grant, such employee would own 5% of either the voting power or value of our stock or any of our subsidiaries, or

(ii)	to the extent that his or her rights to purchase stock under all of our employee stock purchase plans or those of our subsidiaries accrue at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year, or

(iii)	to the extent that shares purchased in any purchase period exceed 3,000 (three thousand) shares.

Offering Period. Our 2002 ESPP has consecutive and overlapping twenty-four (24) month offering periods that begin every six months commencing on the first business day on or after each July 1 and January 1. Each twenty-four month offering period includes four six-month purchase periods, during which payroll deductions are accumulated and, at the end of which, shares of our common stock are purchased with a participant’s accumulated payroll deductions. If this amendment to the 2002 ESPP is approved by the stockholders of the Company at the 2004 Annual Meeting, the next offering period will commence on July 1, 2004. Our board of directors has the power to change commencement date and/or the duration of future offering periods, if such change is announced at least five days prior to the scheduled beginning of the first offering period to be affected. To participate in the employee stock purchase plan, an eligible employee must authorize payroll deductions pursuant to the employee stock purchase plan. Such payroll deductions may not exceed 10% of a participant’s compensation during the offering period. For the purposes of the 2002 ESPP, compensation is defined as base straight time gross earnings, including commissions and payments for overtime and shift premium, but excluding all payments for incentive compensation, incentive payments, bonuses and other compensation. Once an employee becomes a participant in the 2002 ESPP, the employee automatically will participate in each successive offering period until the employee withdraws from the 2002 ESPP or the employee’s employment with us or our designated subsidiaries terminates. At the beginning of each offering period, each participant automatically is granted an option to purchase shares of our common stock. The option expires at the end of the offering period or upon termination of employment, whichever is earlier, but is exercised at the end of each purchase period to the extent of the payroll deductions accumulated during such purchase period, unless the participant withdraws from the 2002 ESPP or his or her employment terminates.

Purchase Price. Shares of our common stock are purchased under the 2002 ESPP at a purchase price of not less than 85% of the lesser of the fair market value of our common stock on:

(i)	the first day of the offering period or

(ii)	the last day of the purchase period.

The fair market value of our common stock on any relevant date will be the closing price per share as reported on the Nasdaq National Market, or the mean of the closing bid and asked prices, if no sales were reported, as quoted on such exchange or reported in The Wall Street Journal.

Payment of Purchase Price; Payroll Deductions. Payment for the purchase of shares is accumulated by payroll deductions throughout each offering period. The number of shares of our common stock a participant may purchase during a purchase period is determined by dividing the total amount of payroll deductions withheld from the participant’s compensation during that purchase period by the purchase price; provided, however, that a participant may not purchase more than 3,000 shares in any purchase period. During the offering period, a participant may discontinue his or her participation in the employee stock purchase plan, and may decrease or increase the rate of payroll deductions in an offering period within limits set by the plan and the administrator.

All payroll deductions made for a participant are credited to the participant’s account under the 2002 ESPP, are withheld in whole percentages only and are included with our general funds. Funds received by us pursuant to exercises under the

2002 ESPP are also used for general corporate purposes. A participant may not make any additional payments into his or her account.

Withdrawal. Generally, a participant may withdraw from an offering period at any time by written notice without affecting his or her eligibility to participate in future offering periods. However, once a participant withdraws from a particular offering period, that participant may not participate again in the same offering period. To participate in a subsequent offering period, the participant must deliver to us a new subscription agreement.

Termination of Employment. Upon termination of a participant’s employment for any reason, he or she will be deemed to have elected to withdraw from the 2002 ESPP and the payroll deductions credited to the participant’s account during the offering period but not yet used to exercise the option will be returned to the participant.

Adjustments upon Changes in Capitalization, Dissolution, Liquidation, Merger or Change-of-Control.

Changes in Capitalization. Subject to any required action by our stockholders, the number of shares reserved under the 2002 ESPP, the maximum number of shares that may be purchased during any purchase period, as well as the price per share of common stock covered by each option under the 2002 ESPP which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of shares of common stock effected without receipt of consideration by us; provided, however, that conversion of any of our convertible securities shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by our board of directors, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in the 2002 ESPP, no issuance by us of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of common stock subject to an option.

Dissolution or Liquidation. In the event of our proposed dissolution or liquidation, unless the board of directors determines otherwise the offering periods then in progress shall be shortened by setting a new exercise date and the offering period shall end on the new exercise date. The new exercise date shall be immediately prior to the dissolution or liquidation. If the board of directors shortens the offering periods then in progress, the board of directors shall notify each participant in writing, at least ten (10) business days prior to the new exercise date, that the exercise date has been changed to the new exercise date and that the option will be exercised automatically on the new exercise date, unless the participant has already withdrawn from the offering period.

Merger or Change of Control. In the event of any merger or our “change of control,” as defined in the 2002 ESPP, each option under the 2002 ESPP shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event the successor corporation refuses to assume or substitute for the options, the board of directors shall shorten any purchase periods and offering periods then in progress by setting a new exercise date and any offering periods shall end on the new exercise date. The new exercise date shall be prior to the merger or change of control. If the board of directors shortens any purchase periods and offering periods then in progress, the board of directors shall notify each participant in writing, at least ten (10) business days prior to the new exercise date, that the exercise date has been changed to the new exercise date and that the option will be exercised automatically on the new exercise date, unless the participant has already withdrawn from the offering period.

Amendment and Termination of the Plan. Our board of directors may at any time and for any reason terminate or amend the 2002 ESPP. An offering period may be terminated by the board of directors at the end of any purchase period if the board of directors determines that termination of the 2002 ESPP is in our best interests and the best interests of our stockholders. Generally, no such termination can affect options previously granted. No amendment shall be effective unless it is approved by the holders of a majority of the votes cast at a duly held stockholders’ meeting, if such amendment would require stockholder approval in order to comply with Section 423 of the Code.

Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the board of directors shall be entitled to change the offering periods, limit the frequency and/or number of changes in the amount withheld during an offering period, and establish such other limitations or procedures as the board of directors determines in its sole discretion advisable which are consistent with the 2002 ESPP. Further, in the event that the board of directors determines that the ongoing operation of the 2002 ESPP may result in unfavorable financial accounting consequences, the board of directors may, in its discretion and, to the extent necessary or desirable, modify or amend the 2002 ESPP to reduce or eliminate such accounting consequence without stockholder approval or the consent of any 2002 ESPP participants.

Certain Federal Income Tax Information. The following brief summary of the effect of federal income taxation upon the participant and us with respect to the shares purchased under the 2002 ESPP does not purport to be complete, and does not discuss the tax consequences of a participant’s death or the income tax laws of any state or foreign country in which the participant may reside.

The 2002 ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the 2002 ESPP are sold or otherwise disposed of. The IRS has announced that until further notice it will not assess FICA or FUTA taxes on exercises of incentive stock options (ISOs) or on exercises of options granted under employee stock purchase plans (ESPPs). Also, the IRS will not assess FICA and FUTA taxes on dispositions of shares acquired through exercises of ISOs and ESPPs. IRS Notice 2002-47 provides that future guidance will not impose these payroll taxes on ISO and ESPP exercises any earlier than January 1 of the year following the second anniversary of the publication of the guidance. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering period and one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares have been held from the date of purchase. We generally are not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

Accounting Treatment. Under current accounting rules, the issuance of common stock under the 2002 ESPP generally should not result in a direct compensation expense chargeable against the Company’s reported earnings. However, the Company must disclose, in footnotes to the Company’s financial statements, the impact the purchase rights granted under the 2002 ESPP would have upon the Company’s reported earnings were the value of those purchase rights treated as compensation expense. Proposed new accounting regulations, however, require companies to record a charge to earnings for employee stock option grants, including shares granted under plans similar to our 2002 ESPP. Although the final rules are not yet known, Harmonic expects that the discount to the fair market value of our common stock would be accounted for as an expense.

Stock Issuances. The Company is unable to predict the amount of benefits that will be received by or allocated to any particular participant under the 2002 ESPP. The table that follows shows, as to each of the Company’s executive officers named in the Summary Compensation Table of the Executive Compensation and Additional Information section of this

Proxy Statement and the various indicated groups, the number of shares of common stock purchased under the 2002 ESPP during 2003 together with the weighted average purchase price paid per share.

	Employee Stock Purchase Plan Transactions — 2003

	Number of Purchased	Weighted Average
Name	Shares	Purchase Price

Anthony J. Ley	—	$—

Robin N. Dickson	3,603	2.24

Israel Levi	—	—

Patrick Harshman	—	—

Yaron Simler	3,344	2.24

All executive officers as a group (5 persons)	6,947	2.24

All employees, including current officers who are not executive officers, as a group (557 persons)	718,139	2.24

New Plan Benefits. No purchase rights have been granted, and no shares of common stock have been issued, in respect of the additional shares which are subject to this Proposal Two.

For the full text of the 2002 ESPP, please see Exhibit 1.

Vote Required and Recommendation

The approval of the amendment to the 2002 ESPP requires the affirmative vote of a majority of the votes cast on the proposal at the 2004 Annual Meeting.

The Company’s Named Executive Officers have an interest in this proposal as they may purchase shares under the 2002 ESPP.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE AMENDMENT TO THE 2002 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 2,000,000 SHARES.

PROPOSAL THREE

AMENDMENTS TO THE 1995 STOCK PLAN

The Company’s stockholders are being asked to approve amendments to the Company’s 1995 Stock Plan (the 1995 Plan) which will:

–	Extend the term of the 1995 Plan by 9 years (to April 2014),
–	Increase the number of shares of common stock issuable under the 1995 Plan by 2,500,000 shares,
–	Transfer the shares remaining available for issuance under the 1999 Non-Statutory Stock Option Plan (1,185,129 shares as of April 7, 2004) to the 1995 Plan as well as up to 1,800,000 shares subject to outstanding options under the 1999 Non-Statutory Stock Option Plan on May 27, 2004, if they expire, and
–	add the ability to grant restricted stock, stock appreciation rights, performance shares, performance units and deferred stock units. However, no more than 30% of the shares remaining available for issuance under the 1995 Plan as of May 27, 2004 and shares subsequently added to the 1995 Plan by virtue of options expiring under the

1999 Non-Statutory Stock Option Plan may be granted pursuant to awards with an exercise price or purchase price that is less than 100% of fair market value on the date of grant.

The Company’s stockholders are also being asked to approve the material terms of the 1995 Plan and the performance goals thereunder for the purpose of helping compensation qualify as “performance-based” compensation under Internal Revenue Code Section 162(m).

As of April 7, 2004, options to purchase an aggregate of 3,646,532 shares of the Company’s common stock were outstanding under the 1995 Plan, with a weighted average exercise price of $12.36 per share, and 1,413,798 shares have been issued upon exercise of stock options granted under the 1995 Plan. As of April 7, 2004, only 739,670 shares were available for future grant under the 1995 Plan (excluding the 2,500,000 shares subject to approval at the 2004 Annual Meeting). In addition, options to purchase a total of 5,139,963 shares were outstanding under our stock option plans as follows:

C-Cube Microsystems 1993 Stock Option Plan (the “1993 Plan”)	73

C-Cube Microsystems 1994 Stock Option Plan (the “1994 Plan”)	493,668

C-Cube Microsystems SSOP Stock Option Plan (the “SSOP Plan”)	51,997

1997 Non-Statutory Option Plan (the “1997 NSO Plan”)	38,920

1999 Non-Statutory Stock Option Plan (the “1999 NSO Plan”)	4,555,305

The 1997 NSO Plan was established in connection with the Company’s acquisition of New Media Communication Ltd. in January 1998. The 1993 Plan, 1994 Plan and the SSOP Plan were assumed in connection with the Company’s acquisition of the DiviCom business of C-Cube Microsystems Inc. in May 2000. No further shares are available for grant under any of the above plans, except for 1,185,129 shares available for future grant under the 1999 NSO Plan.

Proposed new accounting regulations are expected to require companies to record a charge to earnings for employee stock option grants, including shares granted under plans similar to our 1995 Plan. In spite of these proposed changes in accounting, the Company believes that it should continue to operate the 1995 Plan at least until several issues are clarified. These factors include the assessment of the impact of the final rules and their timing on Harmonic’s future earnings, actions by other companies, particularly those with whom the Company competes for employees, with respect to the design and operation of such plans, and the attitude of financial analysts and investors towards these potentially significant and volatile non-cash charges. The Company believes that the 1995 Plan remains an essential element of a competitive compensation package, especially in Silicon Valley, and these plans are offered by most public and private companies with which Harmonic competes for employees. Over 95% of our employees currently hold stock options. The proposed amendment to the 1995 Plan increasing the types of awards issuable under the 1995 Plan will provide us with greater flexibility in dealing with the changing accounting landscape.

The 1995 Plan currently authorizes the board of directors to grant stock options to eligible employees and consultants of the Company. The 1995 Plan is structured to allow the board of directors to create equity incentives in order to assist the Company in attracting, retaining and motivating the best available personnel for the successful conduct and growth of the Company’s business. The Company believes that the 1995 Plan is an essential tool to link the long-term interests of stockholders and employees and serves to motivate executives to make decisions that will, in the long run, give the best returns to stockholders. The Company has, therefore, consistently included equity incentives as a significant component of compensation for a broad range of the Company’s employees. In addition, the Company believes this practice is critical to the Company’s ability to attract and retain employees in a highly competitive market for managerial and technical talent. The Company’s geographic location in Silicon Valley exposes it to particularly intense competition in the labor market from both private and public companies. Equity incentives are offered by most companies with which the Company competes for employees, and the Company believes it is essential to provide stock options to both new and existing employees.

In April, 2004, the board of directors approved an amendment to the 1995 Plan to increase the number of shares reserved for issuance thereunder by 2,500,000 shares to a total of 8,300,000 shares, subject to stockholder approval. The stockholders are being asked to approve this amendment at the 2004 Annual Meeting. In 2001 the board of directors approved an amendment to the 1995 Plan to prohibit any option from being repriced, replaced or regranted through cancellation or modification (without prior stockholder approval) if the effect would be to reduce the exercise price of such option and the reduction in exercise price would result in variable award accounting under Financial Accounting Standards Board Interpretation No. 44 (FIN 44). The proposed amendment to the 1995 Plan prohibits option or stock appreciation right repricings, including by way of an exchange for another award, regardless of the accounting consequences, unless stockholder approval is obtained.

The Company’s 1999 NSO Plan is a non-shareholder approved plan which has been used to provide stock options to rank and file employees. No executive officer grants have been made from the 1999 plan except as inducement grants to a new hire. The Company believes that all of its equity plans should be approved by shareholders and is proposing for shareholder approval the transfer of all shares remaining available for grant in the 1999 NSO Plan 1,185,129 as of April 7, 2004) to the 1995 Plan. No further shares would be issued from the 1999 NSO Plan if this proposal is approved.

The board of directors believe that the remaining shares available for grant under the 1995 Plan are insufficient to accomplish the purposes of the 1995 Plan described above.

We are also proposing to amend the 1995 Plan to provide for the grant of stock appreciation rights, performance shares, performance units and deferred stock units in addition to options to purchase shares of our common stock.

The board of directors believes that this proposed amendment is necessary to allow us to continue to attract and retain the best available people to serve as our employees and consultants.

As revised, the 1995 Plan provides for the grant of options to purchase shares of our common stock, stock appreciation rights (“SARs”), performance shares (“Performance Shares”), performance units (“Performance Units”) and deferred stock units (“Deferred Stock Units”) to employees and consultants of Harmonic. As of April 7, 2004, there were approximately 562 employees (including officers) eligible to participate in the 1995 Plan. Options granted under the 1995 Plan may either be “incentive stock options” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonstatutory stock options.

Comparison of Material Differences Between the Provisions of the 1995 Plan

A comparison of the material differences between the 1995 Plan as currently in effect and as proposed to be amended by this Proposal Three, are set forth in the table below.

Feature	Current	Proposed

Types of available awards	Stock options and stock purchase rights.	Stock options, restricted stock, stock appreciation rights, performance units, performance shares and deferred stock units.

Limit on the issuance of awards with exercise and purchase prices below 100% of fair market value of the Company’s common stock on grant date	Up to 586,498 shares may be issued as discount stock purchase rights. Nonstatutory options may have a discount of up to 15%	No more than 30% of the shares issuable under the 1995 Plan as of the date of the 2004 Annual Meeting or later added to the 1995 Plan by virtue of options expiring under the 1999 Non-Statutory Stock Option Plan may be issued with an exercise or purchase price that is less than 100% of the fair market value on the date of grant. Individual fiscal year limits also apply to each different type of award.

Code Section 162(m) Performance Goals	Not in 1995 Plan	Included in 1995 Plan

Repricing Prohibited Without Stockholder Approval	Only if repricing results in variable accounting	All repricings prohibited.

Summary of the Revised 1995 Plan

General. The 1995 Plan authorizes the board of directors or one or more committees which the board of directors may appoint from among its members, the committee, to grant awards.

Administration. The 1995 Plan may be administered by the board of directors or the committee. Subject to the other provisions of the 1995 Plan, the board of directors has the authority to: (i) interpret the plan and apply its provisions; (ii) prescribe, amend or rescind rules and regulations relating to the 1995 Plan; (iii) select the persons to whom awards are to be granted; (iv) subject to individual fiscal year limits applicable to each type of award, determine the number of shares to be made subject to each award; (v) determine whether and to what extent awards are to be granted; (vi) prescribe the terms and conditions of each award (including the provisions of the award agreement to be entered into between the Company and the grantee); (vii) amend any outstanding award subject to applicable legal restrictions; except for the reduction of the exercise price of an option or SAR (unless stockholder approval is obtained); (viii) authorize any person to execute, on behalf of the Company, any instrument required to effect the grant of an award; and (ix) subject to certain limitations, take any other actions deemed necessary or advisable for the administration of the 1995 Plan. All decisions, interpretations and other actions of the committee shall be final and binding on all holders of options or rights and on all persons deriving their rights therefrom.

Eligibility. The 1995 Plan provides that awards may be granted to the Company’s employees and independent consultants. Incentive stock options may be granted only to employees. Any optionee who owns more than 10% of the combined voting power of all classes of outstanding stock of the Company (a “10% Stockholder”) is not eligible for the grant of an incentive stock option unless the exercise price of the option is at least 110% of the fair market value of the common stock on the date of grant.

Limitations. Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company’s ability to deduct the compensation income associated with options and SARs granted to such persons, the 1995 Plan provides that no employee may be granted, in any fiscal year of the Company, options and SARs that relate to more than 600,000 shares of common stock.

We have designed the 1995 Plan so that it permits us to also issue other awards that qualify as performance-based under Section 162(m) of the Code. Thus, the committee may make performance goals applicable to a participant with respect to an award. At the committee’s discretion, one or more of the following performance goals may apply: annual revenue, cash position, earnings per share, net income, operating cash flow, operating income, return on assets, return on equity, return on sales and total shareholder return. Except for cash position and total shareholder return, these performance goals may apply to either Harmonic or to one of our business units.

Terms and Conditions of Options. Each option granted under the 1995 Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

(a)	Exercise Price; No Repricing. The board of directors or the committee determines the exercise price of options at the time the options are granted. However, excluding options issued to 10% Stockholders, the exercise price of an incentive stock option must not be less than 100% of the fair market value of the common stock on the date the option is granted, and the exercise price under a nonstatutory option shall be determined by the administrator of the 1995 Plan, but may not be less than 85% of the fair market value of the common stock on the date the option is granted. As the Company’s common stock is listed on the Nasdaq National Market, the fair market value is the closing sale price for the common stock (or the closing bid if no sales were reported) on the date the option is granted. In addition, no option granted under the 1995 Plan may be repriced, without stockholder approval, including by means of an exchange for another award.

(b)	Form of Consideration. The means of payment for shares issued upon exercise of an option is specified in each option agreement and generally may be made by cash, check, a full-recourse promissory note, other shares of common stock of the Company owned by the optionee, delivery of an exercise notice together with irrevocable instructions to a broker to deliver the exercise price to the Company from sale or loan proceeds, or by a combination thereof.

(c)	Exercise of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. However, in no event shall an option granted under the 1995 Plan be exercised more than 10 years after the date of grant. Moreover, in the case of an incentive stock option granted to a 10% Stockholder, the term of the option shall be for no more than five years from the date of grant. To date, all options granted under the 1995 Plan have vested 25% on the first anniversary from the date of grant and 1/48 per month thereafter.

(d)	Termination of Employment. If an optionee’s employment terminates for any reason (other than death or permanent disability), then all options held by such optionee under the 1995 Plan expire upon the earlier of (i) such period of time as is set forth in his or her option agreement or (ii) the expiration date of the option. The optionee may exercise all or part of his or her option at any time before such expiration to the extent that such option was exercisable at the time of termination of employment.

(e)	Permanent Disability. If an employee is unable to continue employment with the Company as a result of permanent and total disability (as defined in the Code), then all options held by such optionee under the 1995 Plan shall expire upon the earlier of (i) 12 months after the date of termination of the optionee’s employment or (ii) the expiration date of the option. The optionee may exercise all or part of his or her option at any time before such expiration to the extent that such option was exercisable at the time of termination of employment.

(f)	Death. If an optionee dies while employed by the Company, his or her option shall expire upon the earlier of (i) 12 months after the optionee’s death or (ii) the expiration date of the option. The executors or other legal representative or the optionee may exercise all or part of the optionee’s option at any time before such expiration to the extent that such option was exercisable at the time of death.

(g)	Termination of Options. Each stock option agreement will specify the term of the option and the date when all or any installment of the option is to become exercisable. Notwithstanding the foregoing, however, the term of any stock option shall not exceed 10 years from the date of grant. No options may be exercised by any person after the expiration of its term.

(h)	Limitations. If the aggregate fair market value of all shares of common stock subject to an optionee’s incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonstatutory options.

(i)	Other Provisions. The stock option agreement may contain such terms, provisions and conditions that are inconsistent with the 1995 Plan as may be determined by the board of directors or the committee.

Stock Purchase Rights.

Exercise Price and Other Terms of Stock Appreciation Rights; No Repricing. The committee, subject to the provisions of the 1995 Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the 1995 Plan. However, no SAR may be repriced, including by means of an exchange for another award, without stockholder approval.

Payment of Stock Appreciation Right Amount. Upon exercise of a SAR, the holder of the SAR shall be entitled to receive payment from us in an amount determined by multiplying (X) the difference between the fair market value of a share on the date of exercise over the exercise price; times (Y) the number of shares with respect to which the SAR is exercised.

Payment upon Exercise of Stock Appreciation Right. At the discretion of the committee, payment to the holder of a SAR may be in cash, shares of our common stock or a combination thereof. In the event that payment to the holder of a SAR is settled in cash, the shares available for issuance under the 1995 Plan shall not be diminished as a result of the settlement.

Stock Appreciation Right Agreement. Each SAR grant shall be evidenced by an agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the committee, in its sole discretion, shall determine.

Expiration of SARs. SARs granted under the 1995 Plan expire as determined by the committee, but in no event later than ten (10) years from date of grant. No SAR may be exercised by any person after its expiration.

Grant of Restricted Stock. Subject to the terms and conditions of the 1995 Plan, Restricted Stock may be granted to our employees and consultants, at any time and from time to time as shall be determined by the committee, in its sole discretion. The committee shall have complete discretion to determine (i) the number of shares subject to a Restricted Stock award granted to any participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component, upon which is conditioned the grant or vesting of Restricted Stock. However, no participant shall be granted a Restricted Stock award covering more than 200,000 shares in any of Harmonic’s fiscal years. Until the shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the underlying shares.

Restricted Stock Award Agreement. Each Restricted Stock grant shall be evidenced by an agreement that shall specify the purchase price (if any) and such other terms and conditions as the committee, in its sole discretion, shall determine; provided; however, that if the Restricted Stock grant has a purchase price, such purchase price must be paid no more than ten (10) years following the date of grant.

Grant of Performance Shares. Subject to the terms and conditions of the 1995 Plan, Performance Shares may be granted to Service Providers at any time and from time to time as shall be determined by the committee, in its sole discretion. The committee shall have complete discretion to determine (i) the number of shares of our common stock subject to a Performance Share award granted to any Service Provider, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Shares. However, no participant shall be granted a Performance Share award covering more than 200,000 shares in any of Harmonic’s fiscal years.

Performance Share Award Agreement. Each Performance Share grant shall be evidenced by an agreement that shall specify such other terms and conditions as the committee, in its sole discretion, shall determine.

Grant of Performance Units. Performance Units are similar to Performance Shares, except that they shall be settled in a cash equivalent to the fair market value of the underlying shares of our common stock, determined as of the vesting date. The shares available for issuance under the 1995 Plan shall not be diminished as a result of the settlement of a Performance Unit.

Performance Unit Award Agreement. Each Performance Unit grant shall be evidenced by an agreement that shall specify such terms and conditions as the committee, in its sole discretion, shall determine. However, no participant shall be granted a Performance Unit award covering more than one million dollars in any of Harmonic’s fiscal years, except that a newly hired participant may receive a Performance Unit award covering up to two million dollars.

Deferred Stock Units. Deferred Stock Units shall consist of a Restricted Stock, Performance Share or Performance Unit Award that the committee, in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the committee. Deferred Stock Units are subject to the individual annual limits that apply to each type of award.

Non-Transferability of Awards. Unless determined otherwise by the committee, an award granted under the 1995 Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. If the committee makes an award granted under the 1995 Plan transferable, such award shall contain such additional terms and conditions as the committee deems appropriate.

In the event that the Company acquired in any merger, consolidation, acquisition of assets or like occurrence, each outstanding award granted under the 1995 Plan shall be assumed or an equivalent right substituted by a successor corporation. If such awards granted under the 1995 Plan are not assumed, they become fully vested prior to the closing of such merger or consolidation.

Adjustment Upon Changes in Capitalization, Corporate Transactions. In the event that the stock of the Company is changed by reason of any stock split, reverse stock split, stock dividend, recapitalization or other change in the capital structure of the Company, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the 1995 Plan, the individual fiscal year limits applicable to restricted stock, performance share awards, SARS and options, the number and class of shares of stock subject to any award outstanding under the 1995 Plan, and the exercise price of any such outstanding option or SAR or other award. Any such adjustment shall be made upon approval of the Compensation and Equity Ownership Committee of the board of directors whose determination shall be conclusive. In the event that we are acquired in any merger, consolidation, acquisition of assets or like occurrence, each outstanding award granted under the 1995 Plan shall be assumed or an equivalent right substituted by a successor corporation. If such awards granted under the 1995 Plan are not assumed, they become fully vested prior to the closing of such merger or consolidation.

Amendment, Suspensions and Termination of the 1995 Plan. The board of directors may amend, suspend or terminate the 1995 Plan at any time; provided, however, that stockholder approval is required for any amendment to the extent necessary to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (“Rule 16b-3”) or

Section 422 of the Code, or any similar rule or statute. If Proposal Three is approved then the 1995 Plan will extend to April 2014.

Federal Tax Information.

Options. Options granted under the 1995 Plan may be either “incentive stock options,” as defined in Section 422 of the Code, or nonstatutory options.

An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% Stockholder of the Company. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time the optionee is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sale price and the optionee’s purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company, does not purport to be complete, and does not discuss the tax consequences of the participant’s death or the income tax laws of any municipality, state or foreign country in which a participant may reside.

Stock Appreciation Rights. No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares of our common stock received. Any additional gain or loss recognized upon any later disposition of the shares of our common stock would be capital gain or loss.

Restricted Stock, Performance Units and Performance Shares. A participant will not have taxable income upon grant (unless, with respect to Restricted Stock, he or she elects to be taxed at that time). Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the vested shares or cash received minus any amount paid for the shares of our vested common stock.

Tax Effect for Us. We generally will be entitled to a tax deduction in connection with an award under the 1995 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to our Chief Executive Officer and to each of our four most highly compensated executive officers. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met with respect to awards. These conditions include stockholder approval of the 1995 Plan and performance goals under the 1995 Plan, setting individual annual limits on each type of award, and certain other requirements. The 1995 Plan has been designed to permit the committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting us to continue to receive a federal income tax deduction in connection with such awards.

Stock Issuances. The Company is unable to predict the amount of benefits that will be received by or allocated to any particular participant under the 1995 Plan. The table that follows shows as to each of the Company’s executive officers named in the Summary Compensation Table of the Executive Compensation and Additional Information section of this Proxy Statement and the various indicated groups, the options granted to purchase common stock under the 1995 Plan and other employee option plans during 2003 together with the weighted average purchase price paid per share.

	Option Plan Benefits

		Weighted Average
	Securities Underlying	Exercise Price Per Share
Name	Awards Granted Shares	($/sh)

Anthony J. Ley	80,000	$3.46

Robin N. Dickson	50,000	3.46

Israel Levi	55,000	3.46

Patrick Harshman	50,000	3.46

Yaron Simler	50,000	3.46

All executive officers as a group (5 persons)	285,000	3.46

All employees, including current officers who are not executive officers, as a group (557 persons)	1,445,300	3.60

For the full text of the 1995 Plan, please see Exhibit 2.

Vote Required and Recommendation

The affirmative vote of a majority of the Votes Cast will be required to approve the amendments to the 1995 Plan.

The Company’s Named Executive Officers have an interest in this proposal as they may receive awards under the 1995 Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE AMENDMENTS TO THE COMPANY’S 1995 PLAN TO: (i) EXTEND THE TERM OF THE 1995 PLAN BY 9 YEARS TO APRIL 2014, (ii) TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE BY 2,500,000 SHARES, (iii) TO TRANSFER TO THE 1995 STOCK PLAN ALL SHARES REMAINING AVAILABLE FOR GRANT IN THE 1999 NON-STATUTORY STOCK PLAN, INCLUDING UP TO 1,800,000 SHARES SUBJECT TO OUTSTANDING OPTIONS IF THEY EXPIRE, (iv) TO ADD THE ABILITY TO GRANT RESTRICTED STOCK, STOCK APPRECIATION RIGHTS, PERFORMANCE SHARES, PERFORMANCE UNITS AND DEFERRED STOCK UNITS (SUBJECT TO LIMITS ON DISCOUNTED AWARDS), AND (v) TO APPROVE THE MATERIAL TERMS OF THE 1995 PLAN AND THE PERFORMANCE GOALS THEREUNDER FOR PURPOSES OF INTERNAL REVENUE CODE SECTION 162(M).

PROPOSAL FOUR

AMENDMENTS TO 2002 DIRECTOR PLAN

The Corporate Governance and Nominating Committee has recommended, and the board of directors has approved, subject to stockholder approval, an increase in the “Initial Grant” of stock to a new non-employee board of directors member from 20,000 shares to 30,000 shares, as well as a one-time “catch-up” grant, to be made to each non-employee director re-elected at this annual meeting, of 10,000 shares. The board of directors believes, after studying board of directors compensation at companies similar in size and complexity to Harmonic, that current compensation is below average for companies similarly situated to the Company. In order to attract new members of the board of directors and to fairly compensate current members for the increased workload and responsibility from recent legislation, the board of directors believes that an increase in equity compensation is appropriate. No increase in authorized shares under the

2002 Director Plan is necessary at this time to satisfy these increased requirements, if approved. The board of directors is also asking stockholders to approve an extension to three years the time allowed to exercise any new option grants after termination from the board of directors. The board of directors believes that such a provision will increase independence by enabling directors to resign from the board of directors without being immediately required to exercise options. We are also amending the 2002 Director Plan to provide that no option may be repriced, including by way of exchange for another award, without stockholder approval.

Summary of the 2002 Director Option Plan

Purpose. The purpose of the 2002 Director Option Plan is to provide the most significant element of director compensation in the form of equity in order to recruit and retain highly qualified non-employee directors and to closely align the interests of directors with those of stockholders.

Shares Subject to the 2002 Director Option Plan. Our board has reserved a maximum of 400,000 shares of our common stock for issuance under the 2002 Director Option Plan. The shares may be authorized, but unissued, or reacquired common stock.

Administration. As amended, the 2002 Director Option Plan provides for grants of options to be made in two ways:

(a)	Each non-employee director is automatically granted an option to purchase 30,000 shares, referred to as the “First Option,” on the date on which such person first becomes a non-employee director, whether through election by our stockholders or appointment by our board of directors to fill a vacancy, provided, however, that an employee director who ceases to be an employee director but who remains a director will not receive a First Option; and

(b)	Each non-employee director is automatically granted an option to purchase 10,000 shares, referred to as the “Annual Option” on the date of our annual stockholders meeting each year if on such dates he or she shall have served on our board of directors for at least the preceding six (6) months.

Additionally, each non-employee director approved at the 2004 Annual Stockholders’ meeting shall be granted a one-time “catch-up” grant of an option to purchase 10,000 shares (the “Catch-Up Option”).

Our board of directors has the authority, in its discretion, to:

(i)	determine the fair market value of our common stock;

(iii)	interpret the 2002 Director Option Plan;

(iv)	authorize any person to execute, on our behalf, any instrument required to effectuate the options granted under the 2002 Director Option Plan; and

(v)	make all other determinations deemed necessary or advisable for the administration of the 2002 Director Option Plan.

     All decisions, determinations and interpretations of our board of directors shall be final.

Eligibility. Only non-employee directors are eligible to receive nonstatutory stock options under the 2002 Director Option Plan. Currently, our board of directors consists of six (6) directors of whom five (5) are non-employee directors.

Terms and Conditions of Options. Each option is evidenced by a director option agreement between us and the relevant non-employee director, and is subject to the following additional terms and conditions:

Exercise Price. The exercise price of options granted under the 2002 Director Option Plan is 100% of the fair market value per share of our common stock on the date of grant.

Exercise of Option. A First Option will vest monthly over 3 years from the date of grant. An Annual Option and the Catch-Up Option will vest monthly over 1 year from the date of grant. An option will be exercisable in whole or in part by giving us written notice, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares.

Forms of Consideration. We receive no consideration for granting options under the 2002 Director Option Plan. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 2002 Director Option Plan permits payment to be made by cash, check, other shares of common stock of the Company (with some restrictions), cashless exercises or any combination of these alternatives.

Term of Option. The term of any option shall be ten (10) years from the date of grant. No option may be exercised after the expiration of its term.

Termination of Directorship. If a non-employee director’s status as a director terminates for any reason, then all options held by him or her under the 2002 Director Option Plan granted on or after May 27, 2004 expire 3 years following the termination.

Nontransferability of Options: Options granted under the 2002 Director Option Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the non-employee director’s lifetime only by the non-employee director.

Other Provisions: The director option agreement may contain other terms, provisions and conditions consistent with the 2002 Director Option Plan as may be determined by the board.

Adjustments Upon Changes in Capitalization, Dissolution, Merger or Change-In-Control. In the event that our stock changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in our capital structure effected without the receipt of consideration, appropriate adjustments will be made in the number and class of shares of stock subject to the 2002 Director Option Plan, the number and class of shares of stock subject to any outstanding option, the exercise price of any such outstanding option and the number of shares that may be subsequently issued pursuant to First and Annual Options.

In the event of our proposed liquidation or dissolution, any unexercised options will terminate prior to such action.

In the event we are acquired pursuant to a merger or the sale of substantially all of our assets, each option may be assumed or an equivalent option substituted for by the successor corporation. If an option is assumed or substituted for by the successor corporation, it shall continue to be exercisable as provided in the 2002 Director Option Plan. In addition, whether or not the successor corporation assumes an outstanding option or substitutes for it an equivalent option, immediately upon a change-in-control transaction as defined in the 2002 Director Option Plan, the option shall become fully vested and exercisable and shall remain exercisable in accordance with the provisions of the 2002 Director Option Plan and the applicable option agreement.

Amendment and Termination of the 2002 Director Option Plan; No Repricing. Our board of directors may amend, alter, suspend or terminate the 2002 Director Option Plan, or any part thereof, at any time and for any reason. However, we will obtain stockholder approval for any amendment to the 2002 Director Option Plan to the extent necessary to comply with applicable laws or regulations. No such action by our board of directors or stockholders may alter or impair any option previously granted under the 2002 Director Option Plan without the consent of the non-employee director. Unless terminated earlier, the 2002 Director Option Plan will terminate ten (10) years from the later of its approval by our board of directors or our stockholders. No 2002 Director Option Plan option may be repriced, including by way of exchange for another award, without stockholder approval.

Federal Income Tax Consequences. The following discussion summarizes certain U.S. federal income tax considerations for non-employee directors receiving options under the 2002 Director Option Plan and certain tax effects for us, based upon the provisions of the Internal Revenue Code of 1986, as amended, as in effect on the date of this Proxy Statement, current regulations and existing administrative rulings of the Internal Revenue Service. However, the summary is not intended to be a complete discussion of all the federal income tax consequences of these plans:

Nonstatutory Stock Options. Options granted under the 2002 Director Option Plan do not qualify as incentive stock options under Section 422 of the Code. A non-employee director does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the non-employee director recognizes taxable income generally measured by the excess of the fair market value on the date of exercise for the shares exercised over the exercise price.

We are entitled to a deduction in the same amount as the ordinary income recognized by the non-employee director. Upon a disposition of such shares by the non-employee director, any difference between the sale price and the relevant option’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on how long after exercise the shares are sold. Net capital gains on shares held more than 12 (twelve) months may be taxed at a maximum federal rate of 15%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

For the full text of the 2002 Director Option Plan, see Exhibit 3.

Vote Required and Recommendation

The affirmative vote of a majority of the Votes Cast will be required to approve the amendments to the 2002 Director Option Plan.

The Company’s Named non-employee directors have an interest in this proposal as they may receive options under the 2002 Director Option Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE AMENDMENTS TO THE 2002 DIRECTOR PLAN TO INCREASE THE INITIAL GRANT TO 30,000 SHARES, TO AUTHORIZE A ONE-TIME GRANT OF 10,000 SHARES TO EACH NON-EMPLOYEE DIRECTOR RE-ELECTED AT THIS ANNUAL MEETING, AND TO EXTEND THE EXERCISABILITY PERIOD OF ALL NEW OPTIONS GRANTED UNDER THIS PLAN TO THREE YEARS FOLLOWING A DIRECTOR’S RESIGNATION FROM THE BOARD.

PROPOSAL FIVE

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee of the board of directors has appointed PricewaterhouseCoopers LLP, independent accountants, to audit the financial statements of the Company for the year ending December 31, 2004. PricewaterhouseCoopers LLP has served as the Company’s independent accountants since 1989 and has provided certain tax and other audit-related services. Information regarding fees billed to the Company by PricewaterhouseCoopers LLP can be found directly following the Report of the Audit Committee of the board of directors below. PricewaterhouseCoopers LLP has rotated Harmonic’s audit partners in compliance with current SEC regulations.

Stockholder approval is not required for the appointment of PricewaterhouseCoopers LLP, since the Audit Committee of the board of directors has the responsibility for selecting independent accountants. However, the board of directors is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. In the event of a negative vote on the ratification of PricewaterhouseCoopers LLP, the Audit Committee of the board of directors may reconsider its selection. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire. The representatives also are expected to be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

ADDITIONAL INFORMATION

Executive Compensation

The following Summary Compensation Table sets forth certain information regarding the compensation of the Chief Executive Officer of the Company and the other four most highly compensated executive officers of the Company whose salary plus bonus exceeded $100,000 in the last fiscal year (collectively, the “Named Executive Officers”) for services rendered in all capacities to the Company during the fiscal years ended December 31, 2001, December 31, 2002 and December 31, 2003.

Summary Compensation Table

	Annual Compensation			Long Term Compensation

				Awards Securities
Name and Principal Position	Year	Salary	Bonus	Underlying Options

Anthony J. Ley Chairman of the board of directors, President & Chief Executive Officer	2003	$450,000	$30,938	80,000
	2002	450,000	22,500	80,000
	2001	448,269	—	60,000

Robin N. Dickson Chief Financial Officer	2003	300,000	20,625	50,000
	2002	300,000	15,000	37,000
	2001	298,269	150,000	40,000

Israel Levi Senior Vice President, Operations & Quality	2003	260,000	17,876	55,000
	2002	260,000	13,000	30,000
	2001	259,135	130,000	35,000

Patrick Harshman President, Broadband Access Networks	2003	250,000	—	50,000
	2002	250,000	12,500	45,000
	2001	248,558	125,000	40,000

Yaron Simler President, Convergent Systems	2003	250,000	75,000	50,000
	2002	247,212	12,500	45,000
	2001	222,115	105,000	30,000

Other than compensation described above, the Company did not pay any Named Executive Officer any compensation, including incidental personal benefits, in excess of 10% of such executive officers’ salary.

Option Grants in Last Fiscal Year

	Individual Grants
					Potential Realizable
					Value at Assumed
	Number of				Annual Rates of Stock
	Securities	Percent of Total			Price Appreciation for
	Underlying	Option Granted			Option Term(2)
	Options	to Employees in	Exercise Price
Name	Granted(1)	Fiscal Year	($/share)	Expiration Date	5%	10%

Anthony J. Ley	80,000	5.4%	$3.46	1/28/13	$174,078	$441,148

Robin N. Dickson	50,000	3.3%	3.46	1/28/13	108,799	275,717

Israel Levi	55,000	3.7%	3.46	1/28/13	119,679	303,289

Patrick Harshman	50,000	3.3%	3.46	1/28/13	108,799	275,717

Yaron Simler	50,000	3.3%	3.46	1/28/13	108,799	275,717

(1)	The options were granted pursuant to the Company’s 1995 Stock Plan, and become exercisable in accordance with the following vesting schedule: 1/4 of the shares subject to the option vest one year after the date of grant and an additional 1/48 of the shares subject to the option vest at the end of each month thereafter, contingent on the Named Executive Officer’s continued service as an employee. The term of each option is ten years.

(2)	Potential gains are net of the exercise price but before taxes associated with the exercise. The 5% and 10% assumed annual rates of compounded stock appreciation are mandated by the rules of the SEC and do not represent the Company’s estimate or projection of the future common stock price. Actual gains, if any, on stock option exercises will depend on the future financial performance of the Company, overall market conditions and the option holders’ continued employment through the vesting period.

The following table provides information with respect to the exercise of stock options during 2003 and the value of stock options held as of December 31, 2003 by each of the Named Executive Officers.

Aggregate Option Exercises in Last Fiscal Year and Year-End Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options at
			Options at 12/31/03		12/31/03(2)
	Shares Acquired	Value
Name	on Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Anthony J. Ley	33,332	$271,322	460,415	149,585	$209,300	$332,800
Robin N. Dickson	—	—	205,460	87,606	232,644	208,000
Israel Levi	—	—	158,893	85,107	26,200	228,800
Patrick Harshman	—	—	121,727	89,273	26,200	208,000
Yaron Simler	—	—	102,101	86,566	63,136	208,000

(1)	Value realized represents the difference between the exercise price of the options and the fair market value of the underlying securities on the date of exercise.

(2)	Calculated by determining the difference between the fair market value of the Company’s common stock as of December 31, 2003 and the exercise price of the underlying options.

Employment Agreements

The Company has entered into change-of-control severance agreements with each of Mr. Ley, Mr. Dickson, Mr. Levi, Dr. Harshman and Dr. Simler. Under the terms of the respective Named Executive Officer’s agreement, in the event of termination within eighteen months of a change-in-control of the Company, Mr. Ley will receive a lump-sum payment of twice his annual salary, bonus and benefits, and Mr. Dickson, Mr. Levi, Dr. Harshman and Dr. Simler will each receive a lump-sum payment of one year’s salary, bonus and benefits. These agreements also provide for the acceleration of unvested stock options held by a Named Executive Officer in the event of such Named Executive Officer’s termination, subject to certain limitations.

Equity Plan Information

	(a)	(b)	(c)
			Number of securities remaining
	Number of securities to be	Weighted-average	available for future issuance
	issued upon exercise of	exercise price of	under equity compensation
	outstanding options, warrants	outstanding options,	plans (excluding securities
Plan Category	and rights(1)	warrants and rights(2)	reflected in column(a))

Equity plans approved by security holders(3)	3,472,810	$12.32	2,220,865
Equity plans not approved by security holders(4)	3,875,704	$12.11	1,958,107
Total	7,348,514	$12.21	4,178,972

(1)	This column does not reflect options assumed in acquisitions where the plans governing the options will not be used for future awards.

(2)	This column does not reflect the price of shares underlying the assumed options referred to in footnote (1) of this table.

(3)	This row includes the 1988 and 1995 Stock Plans, the 1995 and 2002 Director Option Plans and the 2002 Employee Stock Purchase Plan. Only the 1995 Stock Plan, the 2002 Director Option Plan and the 2002 Employee Stock Purchase Plan have shares remaining available for issuance.

(4)	This row includes the Company’s 1999 Non-Statutory Stock Option Plan. Options are granted under this plan to the Company’s non-executive employees except for inducement grants to newly-hired officers. Options granted under this plan have similar terms to stockholder-approved plans for employees, including a ten-year option life, vesting over four years with a one-year “cliff,” and are granted at fair market value on the date of the grant. If Proposal Three is approved, no further grants will be made under the 1999 Plan.

Report of the Compensation and Equity Ownership Committee of the Board of Directors on Executive Compensation

The Compensation and Equity Ownership Committee (“Compensation Committee”) is responsible for the approval of the Company’s executive compensation policies. The Compensation Committee reviews and approves the base salary and incentive compensation paid to executive officers and administers the Company’s stock plans. The Compensation Committee approves all stock option grants, subject to ratification by the board of directors.

Compensation Philosophy

The Company’s executive compensation programs are designed to attract, motivate and retain executives who will contribute significantly to the long-term success of the Company and the enhancement of stockholder value. In addition to base salary, certain elements of total compensation are payable in the form of variable incentive plans tied to the performance of the Company, and in equity-based plans designed to closely align executive and stockholder interests.

The three key components of executive compensation in 2003 were:

•	Base Salary

•	Incentive Bonus Plan

•	Stock Option Plans

Base Salary

Base salary for executives, including that of the chief executive officer, is set according to the responsibilities of the position, the specific skills and experience of the individual and the competitive market for executive talent. In order to evaluate the competitive position of the Company’s salary structure, the Compensation Committee makes reference to compensation surveys of comparable companies in the high-technology sector, the Company’s industry and the Company’s geographic location. Executive salary levels are set to approximate average rates, with the intent that superior performance under incentive bonus plans will enable the executive to elevate his total cash compensation to levels that are above the average of comparable companies. The Compensation Committee reviews salaries annually and adjusts them as appropriate to reflect changes in market conditions and individual performance and responsibilities. No increases in salary have been awarded to executive officers since January 1, 2001 in accordance with the Company’s efforts to control costs, except to Dr. Simler on his promotion to President of Convergent Systems.

Incentive Bonus Plan

The Company’s annual incentive bonus plan reflects the Compensation Committee’s belief that a meaningful component of executive compensation should be contingent on the performance of the Company. In 2003, the Company’s incentive bonus plan was based in part upon the attainment of common revenue and loss reduction goals and in part upon divisional or corporate financial objectives for each individual officers, with a target bonus established for each participant. In 2003, the Company’s financial results generated bonus payments for partial attainment of various revenue targets, but not loss reduction. The bonus amounts paid in 2003 are shown in the Summary Compensation table.

Stock Option Plans

The Compensation Committee believes that the Company’s stock option plans are an essential tool to link the long-term interests of stockholders and employees, especially the Chief Executive Officer and executive management, and serves to motivate executives to make decisions that will, in the long run, give the best returns to stockholders. Stock options are generally granted when an executive joins the Company, and on an annual basis thereafter. These options typically vest over a four year period and are granted at an exercise price equal to the fair market value of the Company’s common stock at the date of grant. The size of initial option grants is based upon the position, responsibilities and expected contribution of the individual, with subsequent grants also taking into account the individual’s performance, his potential contributions, and, to a lesser extent, the vesting status of previously granted options. This approach is designed to maximize stockholder value over a long term, as no benefit is realized from the option grant unless the price of the Company’s common stock has increased over a number of years.

In addition to the Company’s stock option plans, executive officers are eligible to participate in the Company’s 2002 Employee Stock Purchase Plan. This plan allows eligible employees to purchase the Company’s common stock at a price equal to 85% of the lower of the fair market value at the beginning of the offering period or the fair market value at the end of the purchase period, with the purchase amount limited to 10% of base salary or 3,000 shares per purchase period or applicable IRS regulations.

Other elements of executive compensation include life and long-term disability insurance and medical benefits. Other than a 401(k) deferred compensation plan the Company provides no pension benefits and has no deferred compensation plans for any of its employees, including executive officers. The Company makes matching contributions to the 401(k) plan up to $750 per annum per participant. These benefits are available to all regular, full-time U.S. employees of the Company.

In January, 2003, the Compensation Committee approved the 2003 compensation for all executive officers. The Company’s Chief Executive Officer was not present during the portion of the meeting during which his compensation was discussed and approved.

The compensation of the Company’s Chief Executive Officer in 2003 was determined according to the principles described above, and in a manner substantially consistent with that of other executive officers.

Section 162(m)

We have considered the potential future effects of Section 162(m) of the Internal Revenue Code of 1986, as amended, on the compensation paid to our executive officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for the Chief Executive Officer or any of our next four most highly compensated executive officers, unless such compensation is performance based. We have adopted a policy that, where reasonably practicable, we will seek to qualify the variable compensation paid to our executive officers for an exemption from the deductibility limitations of Section 162(m). Proposal Three, if approved by our stockholders, will allow us to structure awards under our 1995 Stock Plan to qualify as performance based compensation under Section 162(m).

The Compensation Committee

David R. Van Valkenburg
E. Floyd Kvamme

Performance Graph

Set forth below is a line graph comparing the annual percentage change in the cumulative return to the stockholders of the Company’s common stock with the cumulative return of the Nasdaq Telecom Index and of the Standard & Poor’s (S&P) 500 Index for the period commencing December 31, 1998 and ending on December 31, 2003. The graph assumes that $100 was invested in each of the Company’s common stock, the S&P 500 and the Nasdaq Telecom Index on December 31, 1998, and assumes the reinvestment of dividends, if any. The comparisons shown in the graph below are based upon historical data. Harmonic cautions that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of the Company’s common stock.

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03

Harmonic Inc.	100	1013	61	128	25	77

NASDAQ Telecom Index	100	179	76	51	23	39

S&P 500 Index	100	121	110	97	76	98

Report of the Audit Committee of the Board of Directors

In accordance with a written charter adopted by Harmonic’s board of directors of directors as amended in March 2004, attached as Exhibit 4 and posted on the Company’s website at www.harmonicinc.com, the Audit Committee of the board of directors of Harmonic serves as the representative of the board of directors for general oversight of the quality and integrity of Harmonic’s financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with related laws and regulations. The Audit Committee engages the Company’s independent auditors and approves the scope of both audit and non-audit services. Harmonic’s management has primary responsibility for preparing financial statements and the financial reporting process.

Harmonic’s independent auditors, PricewaterhouseCoopers LLP, are responsible for expressing an opinion on the conformity of Harmonic’s audited financial statements to generally accepted accounting principles.

The Audit Committee of the board of directors has:

1.	Reviewed and discussed the audited consolidated financial statements and certifications thereof with Company management and the independent auditors, and management has represented to the Audit Committee that Harmonic’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States;

2.	Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement of Accounting Standards 61 (Communications with Audit Committees) and 100 (Interim Financial Information), as amended, including the quality and acceptability of Harmonic’s financial reporting process and controls; and

3.	Reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with PricewaterhouseCoopers LLP its independence and also considered whether provision of the non-audit services described below were compatible with maintaining their independence.

The Audit Committee meets regularly with the Company’s independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls and the overall quality of the Company’s accounting principles.

In performing all these functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of Harmonic’s management and independent accountants, which, in their report, express an opinion on the conformity of Harmonic’s annual consolidated financial statements to accounting principles generally accepted in the United States. In reliance on the reviews and discussions referred to in this report, and in light of its role and responsibilities, the Audit Committee recommended to the board of directors, and the board of directors has approved, that the audited financial statements for Harmonic for the three years ended December 31, 2003 be included for filing with the Securities and Exchange Commission in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

The Audit Committee

E. Floyd Kvamme
William F. Reddersen
Michel L. Vaillaud

Services Provided by Independent Auditors

Aggregate fees for professional services rendered for the Company by PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) for(1) the years ended December 31, 2003 and 2002, were:

($Thousands)	2003	2002

Audit(1)	$817.0	$668.5

Audit Related	192.1	5.4

Tax Compliance	124.7	214.6

Other Tax Services	38.1	47.1

All Other	11.9	86.6

Total	$1,183.8	$1,022.2

(1)	The aggregate fees included in Audit are fees billed for the fiscal years for the audit of the registrant’s annual financial statements and review of the financial statements and statutory and regulatory filings or engagements. The aggregate fees included in each of the other categories are fees billed in the fiscal years.

The Audit fees for the years ended December 31, 2003 and 2002, respectively, were for professional services rendered for the audits of the consolidated financial statements of the Company and statutory and subsidiary audits, issuance of comfort letters, consents, and assistance with the review of documents filed with the SEC. Included in the 2003 and 2002 Audit fees were costs for filing Form S-3 registration statements of $306,250 and $283,916, respectively.

The Audit Related fees for the years ended December 31, 2003 and 2002, were for due diligence assignments, internal control reviews and advisory services related to section 404 and consultations concerning financial accounting and reporting standards.

Tax Compliance fees for the years ended December 31, 2003 and 2002, were for services related to the preparation of tax returns, claims for refunds and the establishment of foreign entities.

Other Tax Services fees for the years ended December 31, 2003 and 2002, were for tax planning and tax advice, including consulting services related to indirect taxes and assistance with tax audits and appeals.

All Other fees for the years ended December 31, 2003 and 2002, were for technical and advisory services rendered for employee benefit plans, general consulting and license fees for various technical accounting reference software.

Our Audit Committee pre-approves all audit and non-audit services.

The Audit Committee has considered whether the services provided by PricewaterhouseCoopers LLP are compatible with maintaining the independence of PricewaterhouseCoopers LLP and has concluded that the independence of PricewaterhouseCoopers LLP is maintained and is not compromised by the services provided.

The Audit Committee has engaged PricewaterhouseCoopers as auditors for the fiscal year ending December 31, 2004.

The information contained above under the captions “Report of the Compensation and Equity Ownership Committee of the board of directors on Executive Compensation” and “Performance Graph” and “Report of the Audit Committee of the board of directors” shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company’s common stock as of the Record Date by (i) each beneficial owner of more than 5% of the common stock; (ii) each director and each nominee; (iii) each Named Executive Officer; and (iv) all directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

Name and Address of Beneficial Owner	Number of Shares	Percent of Total

Fidelity Management & Research Co.(1) 82 Devonshire Street Boston, MA 02109	7,192,861	10.0%
Barclays Global Investors, NA.(1) 45 Fremont Street San Francisco, CA 94105	5,220,971	7.3
State of Wisconsin Investment Board,(1) P.O. Box 7842, Madison, WI 53703	3,987,000	5.6
Anthony J. Ley(2)	851,461	1.2
E. Floyd Kvamme(3)	492,017	*
William F. Reddersen(4)	22,222	*
Lewis Solomon(5)	27,333	*
Michel L. Vaillaud(6)	63,333	*
David R. Van Valkenburg(7)	37,333	*
Robin N. Dickson(8)	273,985	*
Israel Levi(9)	164,801	*
Patrick Harshman(10)	150,999	*
Yaron Simler(11)	137,048	*
All directors and executive officers as a group (10 persons) (12)	2,220,532	3.0%

*	Percentage of shares beneficially owned is less than one percent of total.

(1)	Based solely on a review of Schedule 13D, 13F and 13G filings with the Securities and Exchange Commission.

(2)	Includes 570,417 shares which may be acquired upon exercise of options exercisable within 60 days of April 7, 2004.

(3)	Includes 23,333 shares which may be acquired upon exercise of options exercisable within 60 days of April 7, 2004.

(4)	Includes 22,222 shares which may be acquired upon exercise of options exercisable within 60 days of April 7, 2004.

(5)	Includes 27,333 shares which may be acquired upon exercise of options exercisable within 60 days of April 7, 2004.

(6)	Includes 43,333 shares which may be acquired upon exercise of options exercisable within 60 days of April 7, 2004.

(7)	Includes 27,333 shares which may be acquired upon exercise of options exercisable within 60 days of April 7, 2004.

(8)	Includes 198,706 shares which may be acquired upon exercise of options exercisable within 60 days of April 7, 2004.

(9)	Includes 164,747 shares which may be acquired upon exercise of options exercisable within 60 days of April 7, 2004.

(10)	Includes 150,999 shares which may be acquired upon exercise of options exercisable within 60 days of April 7, 2004.

(11)	Includes 123,664 shares which may be acquired upon exercise of options exercisable within 60 days of April 7, 2004.

(12)	Includes 1,292,087 shares which may be acquired upon exercise of options exercisable within 60 days of April 7, 2004.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Company’s executive officers and directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it or written representations from certain reporting persons, the Company believes that, with respect to 2003, all filing requirements applicable to its officers, directors and ten percent stockholders were complied with.

Certain Relationships and Related Transactions

Except for the compensation agreements and other arrangements that are described under “Change of Control and Severance Agreements” and the transactions described under “Transactions with Directors, Executive Officers and 5% Stockholders,” there was not during fiscal 2003, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, 5% stockholder or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

OTHER MATTERS

The Company knows of no other matters to be submitted for stockholder action at the 2004 Annual Meeting. If any other matters properly come before the Annual Meeting or any adjournments or postponements thereof, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the board of directors may recommend.

Dated: April 21, 2004

By Order of the Board of Directors,

Jeffrey D. Saper
Secretary

EXHIBIT 1

HARMONIC INC.

2002 EMPLOYEE STOCK PURCHASE PLAN

(As amended and restated as of May 27, 2004)

The following constitute the provisions of the 2002 Employee Stock Purchase Plan (the “Plan”) of Harmonic Inc.

     1) Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423.

     2) Definitions.

          a) “Administrator” shall mean the Board or any Committee designated by the Board to administer the Plan pursuant to Section 14.

          b) “Board” shall mean the Board of Directors of the Company.

          c) “Change-of-Control” shall mean the occurrence of any of the following events:

              i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

              ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

              iii) the consummation of a merger or consolidation of the Company, with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company, or such surviving entity or its parent outstanding immediately after such merger or consolidation;

              iv) a change in the composition of the Board, as a result of which fewer than a majority of the Directors are Incumbent Directors. “Incumbent Directors” shall mean Directors who either (A) are Directors of the Company, as applicable, as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those Directors whose election or nomination was not in connection with any transaction described in subsections (i), (ii) or (iii) or in connection with an actual or threatened proxy contest relating to the election of Directors of the Company.

          d) “Code” shall mean the Internal Revenue Code of 1986, as amended.

          e) “Committee” means a committee of the Board appointed by the Board in accordance with Section 14 hereof.

          f) “Common Stock” shall mean the common stock of the Company.

          g) “Company” shall mean Harmonic Inc., a Delaware corporation and any Designated Subsidiary of the Company.

          h) “Compensation” shall mean all base straight time gross earnings, including commissions and payments for overtime and shift premiums, but exclusive of payments for incentive compensation, incentive payments, bonuses and other compensation.

          i) “Designated Subsidiary” shall mean any Subsidiary selected by the Administrator as eligible to participate in the Plan.

          j) “Director” shall mean a member of the Board.

          k) “Eligible Employee” shall mean any individual who is a common law employee of the Company or any Designated Subsidiary and whose customary employment with the Company or Designated Subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

          l) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

          m) “Exercise Date” shall mean the first Trading Day on or after July 1 and January 1 of each year.

          n) “Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:

              (i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

              (ii) if the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

              (iii) in the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          o) “Offering Date” shall mean the first Trading Day of each Offering Period.

          p) “Offering Periods” shall mean the periods of approximately 24 (twenty-four) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after July 1 and January 1 of each year and terminating on the first Trading Day on or after the January 1 and July 1 Offering Period commencement date approximately 24 (twenty-four) months later. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

          q) “Plan” shall mean this 2002 Employee Stock Purchase Plan.

          r) “Purchase Period” shall mean the approximately six (6) month period commencing on one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Offering Date and end with the next Exercise Date.

          s) “Purchase Price” shall mean 85% (eighty-five percent) of the Fair Market Value of a share of Common Stock on the Offering Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be adjusted by the Administrator pursuant to Section 20.

          t) “Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

          u) “Trading Day” shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

     3) Eligibility.

          (a) Offering Periods. Any Eligible Employee on a given Offering Date shall be eligible to participate in the Plan.

          (b) Limitations. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing 5% (five percent) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds $25,000 (twenty-five thousand dollars) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4) Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after July 1 and January 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.

          Pursuant to Section 20 hereof, all Offering Periods in effect on June 30, 2004 shall terminate on July 1, 2004.

     5) Participation.

          (a) Offering Periods. An Eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit 1 to this Plan and filing it with the Company’s payroll office at least 5 (five) days prior to the applicable Offering Date or as otherwise determined by the Administrator.

          (b) Payroll Deductions. Payroll deductions for a participant shall commence on the first payroll following the first day of the applicable Offering Period and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     6) Payroll Deductions.

          (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding 10% (ten percent) of the Compensation which he or she receives on each pay day during the Offering Period; provided, however, that should a pay day occur on an Exercise Date, a participant shall have the payroll deductions made on such day applied to his or her account under the new Offering Period or Purchase Period, as the case may be. A participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

          (b) Payroll deductions for a participant shall commence on the first payday following the Offering Date and shall end on the last payday in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof, for any Offering Period as determined.

          (c) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

          (d) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Administrator may, in its discretion, limit the nature and/or number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following 5 (five) business days after the Company’s receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly.

          (e) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant’s payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant’s subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

          (f) At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee.

     7) Grant of Option. On the Offering Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Eligible Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Eligible Employee be permitted to purchase during each Purchase Period more than 3,000 shares of the Company’s Common Stock (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b), 7 and 12 hereof. The Eligible Employee may accept the grant of such option by turning in a completed Subscription Agreement (attached hereto as Exhibit 1) to the Company at least 5 (five) days prior to an Offering Date or as otherwise determined by the Administrator. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company’s Common Stock an Eligible Employee may purchase during each Purchase Period of such Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

     8) Exercise of Option.

          (a) Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other funds left over in a participant’s account after the Exercise Date shall be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

          (b) If the Administrator determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Offering Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Offering Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make pro rata allocation of the shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Offering Date.

     9) Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant the shares purchased upon exercise of his or her option in a form determined by the Administrator.

     10) Withdrawal.

          (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit 2 to this Plan. All of the participant’s payroll deductions credited to his or her account shall be paid to such participant as promptly as practicable after receipt of notice of withdrawal and such participant’s option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

          (b) A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

     11) Termination of Employment. In the event a participant ceases to be an Eligible Employee of the Company or any Designated Subsidiary, as applicable, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant’s option will be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant’s customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

     12) Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

     13) Stock.

          (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 3,500,000 shares; provided, however, that 2,000,000 shares, which were approved for issuance under the Plan by the stockholders of the Company on May 27, 2004, shall only be used for Offering Periods commencing on or after July 1, 2004.

          (b) Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a participant shall only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to such shares.

          (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

     14) Administration. The Administrator shall administer the Plan and shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties.

15) Designation of Beneficiary.

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

          (c) All beneficiary designations shall be in such form and manner as the Administrator may designate from time to time.

     16) Transferability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

     17) Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions. Until shares are issued, participants shall only have the rights of an unsecured creditor.

     18) Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Eligible Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     19) Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Change-in-Control.

          (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Sections 3(b), and 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other change in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a New Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Administrator shall notify each participant in writing, at least 10 (ten) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

          (c) Merger or Change-of-Control. In the event of a merger or Change-of-Control, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a New Exercise Date and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company’s proposed merger or Change-of-Control. The Administrator shall notify each participant in writing, at least 10 (ten) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

20) Amendment or Termination.

          (a) The Administrator may at any time and for any reason terminate or amend the Plan. Except as otherwise provided in the Plan, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Administrator on any Exercise Date if the Administrator determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

          (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

          (c) In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

              (i) increasing the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

              (ii) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

              (iii) allocating shares.

            Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

     21) Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     22) Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     23) Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect until terminated under Section 20 hereof.

     24) Automatic Transfer to Low Price Offering Period. To the extent permitted by any applicable laws, regulations, or stock exchange rules if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Offering Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period.

Exhibit 1

HARMONIC INC.

2002 EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

Original Application

Change in Payroll Deduction Rate

Change of Beneficiary(ies)	Offering Date

     1.                     hereby elects to participate in the Harmonic, Inc. 2002 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) and subscribes to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

     2. I hereby authorize payroll deductions from each paycheck in the amount of     % of my Compensation on each payday (from 1% to 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

     3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

     4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to stockholder approval of the Employee Stock Purchase Plan.

     5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Eligible Employee or Eligible Employee and Spouse only).

     6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

     7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

     8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME: (Please print)

(First)	(Middle)	(Last)

Relationship

Address

Percentage Benefit

NAME: (Please print)

(First)	(Middle)	(Last)

Relationship

Address

Percentage Benefit

Employee’s Social Security Number:

Employee’s Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
Signature of Employee

Spouse’s Signature (if beneficiary other than spouse)

Exhibit 2

HARMONIC INC.

2002 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

The undersigned participant in the Offering Period of the Harmonic Inc. 2002 Employee Stock Purchase Plan which began on                    ,                    (the “Offering Date”) hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement. Name and Address of Participant:

Print Name

Address

Signature

Date

EXHIBIT 2

HARMONIC INC.

1995 STOCK PLAN

(As Amended and Restated Effective May 27, 2004)

     1) Purposes of the Plan. The purposes of this Stock Plan are:

–	to attract and retain the best available personnel for positions of substantial responsibility,

–	to provide additional incentive to Employees and Consultants, and

–	to promote the success of the Company’s business.

          Awards granted under the Plan may be Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights, Performance Shares, Performance Units or Deferred Stock Units, as determined by the Administrator at the time of grant.

     2) Definitions. As used herein, the following definitions shall apply:

          a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

          b) “Applicable Laws” means the legal requirements relating to the administration of equity compensation plans under state corporate and securities laws and the Code.

          c) “Annual Revenue” means the Company’s or a business unit’s net sales for the Fiscal Year, determined in accordance with generally accepted accounting principles; provided, however, that prior to the Fiscal Year, the Administrator shall determine whether any significant item(s) shall be excluded or included from the calculation of Annual Revenue with respect to one or more Participants.

          d) “Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Stock Appreciation Rights, Performance Shares, Performance Units or Deferred Stock Units.

          e) “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

          f) “Awarded Stock” means the Common Stock subject to an Award.

          g) “Board” means the Board of Directors of the Company.

          h) “Cash Position” means the Company’s level of cash and cash equivalents.

          i) “Code” means the Internal Revenue Code of 1986, as amended.

          j) “Committee” means a Committee of Board members appointed by the Board in accordance with Section 4 of the Plan.

          k) “Common Stock” means the Common Stock of the Company.

          l) “Company” means Harmonic Inc., a Delaware corporation.

          m) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services.

          n) “Continuous Status as an Employee or Consultant” means that the employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

          o) “Deferred Stock Unit” means a deferred stock unit Award granted to a Participant pursuant to Section 15.

          p) “Director” means a member of the Board.

          q) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

          r) “Earnings Per Share” means as to any Fiscal Year, the Company’s or a business unit’s Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

          s) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

          t) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

          u) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

              i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

              ii) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

              iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          v) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          w) “Net Income” means as to any Fiscal Year, the income after taxes of the Company for the Fiscal Year determined in accordance with generally accepted accounting principles, provided that prior to the Fiscal Year, the Administrator shall determine whether any significant item(s) shall be included or excluded from the calculation of Net Income with respect to one or more Participants.

          x) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

          y) “Notice of Grant” means a written notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

          z) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          aa) “Operating Cash Flow” means the Company’s or a business unit’s sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally acceptable accounting principles.

          bb) “Operating Income” means the Company’s or a business unit’s income from operations but excluding any unusual items, determined in accordance with generally accepted accounting principles.

          cc) “Option” means a stock option granted pursuant to the Plan.

          dd) “Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          ee) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

          ff) “Participant” means the holder of an outstanding Award granted under the Plan.

          gg) “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to a Restricted Stock award. As determined by the Administrator, the Performance Goals applicable to a Restricted Stock award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Annual Revenue, (b) Cash Position, (c) Earnings Per Share, (d) Net Income, (e) Operating Cash Flow, (f) Operating Income, (g) Return on Assets, (h) Return on Equity, (i) Return on Sales, and (j) Total Shareholder Return. The Performance Goals may differ from Participant to Participant and from award to award.

          hh) “Performance Share” means a performance share Award granted to a Participant pursuant to Section 13.

          ii) “Performance Unit” means a performance unit Award granted to a Participant pursuant to Section 14.

          jj) “Plan” means this Harmonic Inc. 1995 Stock Plan.

          kk) “Restricted Stock” means Shares granted pursuant to Section 12 of the Plan.

          ll) “Return on Assets” means the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

          mm) “Return on Equity” means the percentage equal to the Company’s Net Income divided by average stockholder’s equity, determined in accordance with generally accepted accounting principles.

          nn) “Return on Sales” means the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by the Company’s or the business unit’s, as applicable, revenue, determined in accordance with generally accepted accounting principles.

          oo) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          pp) “Section 16(b)” means Section 16(b) of the Securities Exchange Act of 1934, as amended.

          qq) “Share” means a share of the Common Stock, as adjusted in accordance with Section 17 of the Plan.

          rr) “Stock Appreciation Right” or “SAR” means an Award granted pursuant to Section 11 hereof.

          ss) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

          tt) “Total Shareholder Return” means the total return (change in share price plus reinvestment of any dividends) of a Share.

     3) Stock Subject to the Plan. Subject to the provisions of Section 17 of the Plan, the maximum aggregate number of Shares which may be issued under the Plan is 8,300,000 Shares, plus any shares subject to options under the Company’s 1999 Non-Statutory Stock Plan that are outstanding as of May 27, 2004 that expire unexercised, up to an additional maximum of 1,800,000 Shares; provided, however, that in no event shall more than 30% of the Shares (i) remaining issuable under the Plan as of May 27, 2004, or (ii) that are subsequently returned to the Plan upon expiration of 1999 Non-Statutory Stock Options be issued pursuant to Awards with an exercise price or purchase price that is less than 100% of Fair Market Value on the date of grant. The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Performance Shares, Performance Units or Deferred Stock Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or repurchased shares) which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, only shares actually issued pursuant to an SAR shall cease to be available under the Plan; all remaining shares under SARs, shall remain available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan under any Award shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock, Performance Shares, Performance Units or Deferred Stock Units are repurchased by the Company at their original purchase price or are forfeited to the Company, such Shares shall become available for future grant under the Plan. To the extent an Award under the Plan is paid out in cash rather than stock, such cash payment shall not result in reducing the number of Shares available for issuance under the Plan.

     4) Administration of the Plan.

          a) Procedure.

              i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Employees or Consultants.

              ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

              iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

              iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

              i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(u) of the Plan;

              ii) to select the Consultants and Employees to whom Awards may be granted hereunder;

              iii) to determine whether and to what extent Awards or any combination thereof, are granted hereunder;

              iv) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

              v) to approve forms of agreement for use under the Plan;

              vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or SARs may be exercised or other Awards vest (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

              vii) to construe and interpret the terms of the Plan and Awards;

              viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

              ix) to modify or amend each Award (subject to Section 20(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options and SARs longer than is otherwise provided for in the Plan;

              x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

              xi) to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise, vesting of an Award (or distribution of a Deferred Stock Unit) that number of Shares or cash having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

              xii) to determine the terms and restrictions applicable to Awards; and

              xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

          c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.

     5) Eligibility. Restricted Stock, Performance Shares, Performance Units, Stock Appreciation Rights, Deferred Stock Units and Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

     6) Limitations.

          (a) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value:

              (i) of Shares subject to a Participant’s Incentive Stock Options granted by the Company, any Parent or Subsidiary, which

              (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary)

              exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

          (b) Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant’s employment with the Company or its Subsidiaries, nor shall they interfere in any way with the Participant’s right or the Company’s or Subsidiary’s right, as the case may be, to terminate such employment at any time, with or without cause or notice.

          (c) The following limitations shall apply to grants of Options and Stock Appreciation Rights to Employees:

              (i) No Employee shall be granted, in any fiscal year of the Company, Options and Stock Appreciation Rights to purchase more than 600,000 Shares.

              (ii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 17.

     7) Term of Plan. The Plan shall continue in effect for a term of nine (9) years following the date upon which the Board approved the 2004 amendment and restatement of the Plan.

     8) Term of Option. The term of each Option shall be stated in the Notice of Grant; provided, however, that in no event shall the term be more than ten (10) years from the date of grant. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

     9) Option Exercise Price and Consideration.

          (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

              (i) In the case of an Incentive Stock Option

                   (1) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                   (2) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

              (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per share on the date of grant.

              (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

              (iv) The exercise price for an Option may not be reduced without the consent of the Company’s stockholders. This shall include, without limitation, a repricing of the Option as well as an Option exchange program whereby the Participant agrees to cancel an existing Option in exchange for an Option, SAR or other Award.

          (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

          (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Subject to Applicable Laws, such consideration may consist entirely of:

              (i) cash;

              (ii) check;

              (iii) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Participant for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

              (iv) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

              (v) any combination of the foregoing methods of payment; or

              (vi) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     10) Exercise of Option.

          (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 17 of the Plan.

          Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Employment or Consulting Relationship. Upon termination of a Participant’s Continuous Status as an Employee or Consultant, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Participant was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three months following the Participant’s termination of Continuous Status as an Employee or Consultant. In the case of an Incentive Stock Option, such period of time shall not exceed three months from the date of termination. If, at the date of termination, the Participant is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c) Disability of Participant. In the event that a Participant’s Continuous Status as an Employee or Consultant terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Participant was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Participant is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) Death of Participant. In the event of the death of a Participant, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Participant was entitled to exercise the Option at the date of death. If, at the time of death, the Participant was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Participant’s estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     11) Stock Appreciation Rights.

          (a) Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

          (b) Exercise Price and other Terms. Subject to Section 6(c) of the Plan, the Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, that no SAR may have a term of more than ten (10) years from the date of grant. The exercise price for the Shares or cash to be issued pursuant to an already granted SAR may not be changed without the consent of the Company’s stockholders. This shall include, without limitation, a repricing of the SAR as well as an SAR exchange program whereby the Participant agrees to cancel an existing SAR in exchange for an Option, SAR or other Award.

          (c) Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

              (i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

              (ii) the number of Shares with respect to which the SAR is exercised.

          (d) Payment upon Exercise of SAR. At the discretion of the Administrator, payment for a SAR may be in cash, Shares or a combination thereof.

          (e) SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

          (f) Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.

          (g) Termination of Employment or Consulting Relationship. Upon termination of a Participant’s Continuous Status as an Employee or Consultant, other than upon the Participant’s death or Disability, the Participant may exercise his or her SAR, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Participant was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such SAR as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the SAR shall remain exercisable for three months following the Participant’s termination of Continuous Status as an Employee or Consultant. If, at the date of termination, the Participant is not entitled to exercise his or her entire SAR, the Shares covered by the unexercisable portion of the SAR shall revert to the Plan. If, after termination, the Participant does not exercise his or her SAR within the time specified by the Administrator, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

          (h) Disability of Participant. In the event that a Participant’s Continuous Status as an Employee or Consultant terminates as a result of the Participant’s Disability, the Participant may exercise his or her SAR at any time within twelve (12) months from the date of such termination, but only to the extent that the Participant was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such SAR as set forth in the Notice of Grant). If, at the date of termination, the Participant is not entitled to exercise his or her entire SAR, the Shares covered by the unexercisable portion of the SAR shall revert to the Plan. If, after termination, the Participant does not exercise his or her SAR within the time specified herein, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

          (i) Death of Participant. In the event of the death of a Participant, the SAR may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such SAR as set forth in the Notice of Grant), by the Participant’s estate or by a person who acquired the right to exercise the SAR by bequest or inheritance, but only to the extent that the Participant was entitled to exercise the SAR at the date of death. If, at the time of death, the Participant was not entitled to exercise his or her entire SAR, the Shares covered by the unexercisable portion of the SAR shall immediately revert to the Plan. If, after death, the Participant’s estate or a person who acquired the right to exercise the SAR by bequest or inheritance does not exercise the SAR within the time specified herein, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

     12) Restricted Stock.

          (a) Grant of Restricted Stock. Subject to the terms and conditions of the Plan, Restricted Stock may be granted to Participants at any time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock award granted to any Participant (provided that during any fiscal year of the Company, no Participant shall be granted more than 200,000 Shares of Restricted Stock), and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component, upon which is conditioned the grant or vesting of Restricted Stock. Restricted Stock shall be granted in the form of units to acquire Shares. Each such unit shall be the equivalent of one Share for purposes of determining the number of Shares subject to an Award. Until the Shares are issued, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the units to acquire Shares.

          (b) Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Restricted Stock granted under the Plan. Restricted Stock grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock is awarded. The Administrator may require the recipient to sign a Restricted Stock Award agreement as a condition of the award. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.

          (c) Restricted Stock Award Agreement. Each Restricted Stock grant shall be evidenced by an agreement that shall specify the purchase price (if any) and such other terms and conditions as the Administrator, in its sole discretion, shall determine; provided; however, that if the Restricted Stock grant has a purchase price, such purchase price must be paid no more than ten (10) years following the date of grant.

          (d) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Restricted Stock to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Restricted Stock under Section 162(m) of the Code (e.g., in determining the Performance Goals).

     13) Performance Shares.

          (a) Grant of Performance Shares. Subject to the terms and conditions of the Plan, Performance Shares may be granted to Participants at any time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine (i) the number of Shares subject to a Performance Share award granted to any Participant (provided that during any fiscal year of the Company, no Participant shall be granted more than 200,000 units of Performance Shares), and (ii) the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Shares. Performance Shares shall be granted in the form of units to acquire Shares. Each such unit shall be the equivalent of one Share for purposes of determining the number of Shares subject to an Award. Until the Shares are issued, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the units to acquire Shares.

          (b) Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Shares granted under the Plan. Performance Share grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign a Performance Shares agreement as a condition of the award. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.

          (c) Performance Share Award Agreement. Each Performance Share grant shall be evidenced by an agreement that shall specify such other terms and conditions as the Administrator, in its sole discretion, shall determine.

          (d) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Performance Shares as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Performance Shares to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Performance Shares which are intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Performance Shares under Section 162(m) of the Code (e.g., in determining the Performance Goals).

     14) Performance Units.

          (a) Grant of Performance Units. Performance Units are similar to Performance Shares, except that they shall be settled in a cash equivalent to the Fair Market Value of the underlying Shares, determined as of the vesting date. Subject to the terms and conditions of the Plan, Performance Units may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Units. Performance Units shall be granted in the form of units/rights to acquire Shares. Each such unit/right shall be the cash equivalent of one Share of Common Stock. No right to vote or receive dividends or any other rights as a shareholder shall exist with respect to Performance Units or the cash payable thereunder.

          (b) Number of Performance Units. The Administrator will have complete discretion in determining the number of Performance Units granted to any Participant, provided that during any fiscal year of the Company, no Participant shall receive Performance Units having an initial value greater than $1,000,000, except that such Participant may receive Performance Units in a fiscal year of the Company in which his or her service as a Participant first commences with an initial value no greater than $2,000,000.

          (c) Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Units granted under the Plan. Performance Unit grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign a Performance Unit agreement as a condition of the award. Any certificates representing the Shares awarded shall bear such legends as shall be determined by the Administrator.

          (d) Performance Unit Award Agreement. Each Performance Unit grant shall be evidenced by an agreement that shall specify such terms and conditions as the Administrator, in its sole discretion, shall determine.

          (e) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Performance Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Performance Units to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Performance Units which are intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Performance Units under Section 162(m) of the Code (e.g., in determining the Performance Goals).

     15) Deferred Stock Units.

          (a) Description. Deferred Stock Units shall consist of a Restricted Stock, Performance Share or Performance Unit Award that the Administrator, in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator.

          (b) 162(m) Limits. Deferred Stock Units shall be subject to the annual 162(m) limits applicable to the underlying Restricted Stock, Performance Share or Performance Unit Award.

     16) Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

     17) Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

          (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Award and the 162(m) annual share issuance limits under Sections 6(c), 12(a) and 13(a) shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Compensation Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Option or SAR until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised (with respect to Options and SARs) or vested (with respect to other Awards), an Award will terminate immediately prior to the consummation of such proposed action.

          (c) Merger or Asset Sale.

              (i) Stock Options and SARs. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and SAR shall be assumed or an equivalent option or SAR substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or SAR, the Participant shall fully vest in and have the right to exercise the Option or SAR as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or SAR becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Participant in writing or electronically that the Option or SAR shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or SAR shall be considered assumed if, following the merger or sale of assets, the option or stock appreciation right confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option or SAR immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share of Awarded Stock subject to the Option or SAR, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

              (ii) Restricted Stock, Performance Shares, Performance Units and Deferred Stock Units. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Restricted Stock, Performance Share, Performance Unit and Deferred Stock Unit award shall be assumed or an equivalent Restricted Stock, Performance Share, Performance Unit and Deferred Stock Unit award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Restricted Stock, Performance Share, Performance Unit or Deferred Stock Unit award, the Participant shall fully vest in the Restricted Stock, Performance Share, Performance Unit or Deferred Stock Unit including as to Shares (or with respect to Performance Units, the cash equivalent thereof) which would not otherwise be vested. For the purposes of this paragraph, a Restricted Stock, Performance Share, Performance Unit and Deferred Stock Unit award shall be considered assumed if, following the merger or sale of assets, the award confers the right to purchase or receive, for each Share (or with respect to Performance Units, the cash equivalent thereof) subject to the Award immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received, for each Share and each unit/right to acquire a Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     18) Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

     19) Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

          (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.

     20) Conditions Upon Issuance of Shares.

          (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of the Award or the issuance and delivery of such Shares (or with respect to Performance Units, the cash equivalent thereof) shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     21) Liability of Company.

          (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          (b) Grants Exceeding Allotted Shares. If the Awarded Stock covered by an Award exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Award shall be void with respect to such excess Awarded Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 19(b) of the Plan.

     22) Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

EXHIBIT 3

HARMONIC INC.

2002 DIRECTOR OPTION PLAN

(As amended and restated as of May 27, 2004)

     1) Purposes of the Plan. The purposes of this 2002 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

     All options granted hereunder shall be nonstatutory stock options.

     2) Definitions. As used herein, the following definitions shall apply:

          a) “Board” means the Board of Directors of the Company.

          b) “Change-in-Control” means the occurrence of any of the following events:

              (i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

              (ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

              (iii) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

              (iv) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

          c) “Code” means the Internal Revenue Code of 1986, as amended.

          d) “Common Stock” means the common stock of the Company.

          e) “Company” means Harmonic Inc., a Delaware corporation.

          f) “Director” means a member of the Board.

          g) “Disability” means total and permanent disability as defined in section 22(e)(3) of the Code.

          h) “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director’s fee by the Company shall not be sufficient in and of itself to constitute “employment” by the Company.

          i) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

          j) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

              (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

              (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          k) “Inside Director” means a Director who is an Employee.

          l) “Option” means a stock option granted pursuant to the Plan.

          m) “Optioned Stock” means the Common Stock subject to an Option.

          n) “Optionee” means a Director who holds an Option.

          o) “Outside Director” means a Director who is not an Employee.

          p) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

          q) “Plan” means this 2002 Director Option Plan.

          r) “Securities Act” means the Securities Act of 1933, as amended.

          s) “Share” means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

          t) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

     3) Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 400,000 Shares (the “Pool”). The Shares may be authorized, but unissued, or reacquired Common Stock.

       If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4) Administration and Grants of Options under the Plan.

          a) Procedure for Grants. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

              (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options.

              (ii) Each Outside Director shall be automatically granted an Option to purchase 30,000 Shares (the “First Option” ) on the date on which the later of the following events occurs: (A) the effective date of this Plan, as determined in accordance with Section 6 hereof, or (B) the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

              (iii) Each Outside Director shall be automatically granted an Option to purchase 10,000 Shares (a “Subsequent Option” ) on the date such Outside Director is reelected to the Board by the stockholders of the Company at the Company’s annual meeting of stockholders or otherwise; provided that he or she is then an Outside Director and if, as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

              (iv) Each Outside Director as of May 27, 2004 shall receive a special one-time Option to purchase 10,000 Shares (the “Special Option”).

              (v) Notwithstanding the provisions of subsections (ii), (iii) and (iv) hereof, any exercise of an Option granted before the Company has obtained stockholder approval of the Plan shall be conditioned upon obtaining such stockholder approval of the Plan.

                   (A) The terms of a First Option granted hereunder shall be as follows:

                   (B) the term of the First Option shall be ten (10) years;

                   (C) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof;

                   (D) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the First Option;

                   (E) subject to Section 10 hereof, the First Option shall become exercisable as to 1/36th of the Shares subject to the First Option at the end of each month following its date of grant, provided that the Optionee continues to serve as a Director on such dates.

              (vi) The terms of a Subsequent Option and the Special Option granted hereunder shall be as follows:

                   (A) the term of the Subsequent Option and the Special Option shall be ten (10) years;

                   (B) the Subsequent Option and the Special Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof;

                   (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option or the Special Option;

                   (D) subject to Section 10 hereof, the Subsequent Option and the Special Option shall become exercisable as to 1/12th of the Shares subject to the Subsequent Option and the Special Option, respectively, at the end of each month following its date of grant, provided that the Optionee continues to serve as a Director on such dates.

              (vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

     5) Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4 hereof.

The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director’s relationship with the Company at any time.

     6) Term of Plan. The Plan shall become effective upon its initial approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

     7) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of

          a) cash;

          b) check;

          c) other shares which (x) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

          d) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

          e) any combination of the foregoing methods of payment.

     8) Exercise of Option.

          a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan has been obtained.

            An Option may not be exercised for a fraction of a Share.

            An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          b) Termination of Continuous Status as a Director. Subject to Section 10 hereof, in the event an Optionee’s status as a Director terminates (other than upon the Optionee’s death or Disability), the Optionee may exercise his or her Option, but only within three (3) months (extended to three (3) years for Options granted on or after May 27, 2004) following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not vested as to his or her entire Option on the date of such termination, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          c) Disability of Optionee. In the event Optionee’s status as a Director terminates as a result of Disability, the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination (extended to three (3) years for Options granted on or after May 27, 2004), and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not vested as to his or her entire Option on the date of termination, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          d) Death of Optionee. In the event of an Optionee’s death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death (extended to three (3) years for Options granted on or after May 27, 2004), and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not vested as to his or her entire Option on the date of death, the Shares covered by the unvested portion of the Option shall revert to the Plan. To the extent that the Optionee’s estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     9) Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     10) Adjustments Upon Changes in Capitalization, Dissolution, Merger or Change-in-Control.

          a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

          b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

          c) Merger or Change-in-Control. In the event of a merger of the Company with or into another corporation or a Change-in-Control of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the “Successor Corporation”). If an option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. In addition, whether or not the Successor Corporation assumes an outstanding option or substitutes for it an equivalent option, immediately upon a Change-in-Control each Option or option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Section 8(b) through (d) above.

For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or Change-in-Control, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or Change-in-Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change-in-Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or Change-in-Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change-in-Control.

     11) Amendment and Termination of the Plan; No Repricing.

          a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

          c) No Repricing. The exercise price for an Option may not be reduced without the consent of the Company’s stockholders. This shall include, without limitation, a repricing of the Option as well as an option exchange program whereby the Participant agrees to cancel an existing Option in exchange for another award.

     12) Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

     13) Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

       As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     14) Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     15) Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

EXHIBIT 4

HARMONIC INC.

BOARD OF DIRECTORS AUDIT COMMITTEE CHARTER

(as revised April 2004)

PURPOSE:

The purpose of the Audit Committee of the Board of Directors of Harmonic Inc. (the “Company”) shall be:

•	To assist the board of directors in overseeing:

–	The Company’s internal control over financial reporting;

–	The integrity of the Company’s consolidated financial statements; and

–	The Company’s compliance with legal and regulatory requirements.

•	To provide the Company’s board of directors with the results of its oversight and recommendations derived therefrom;

•	To prepare the report that the rules and regulations of the Securities and Exchange Commission (the “SEC”) require be included in the Company’s annual proxy statement;

•	To outline to the board of directors improvements made, or to be made, in internal control over financial reporting;

•	To appoint independent auditors to audit the Company’s consolidated financial statements and oversee the activities, qualifications, performance and independence of the auditors; and

•	To provide to the board of directors such additional information and materials as it may deem necessary to make the board of directors aware of significant financial matters that require the attention of the board of directors.

The Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the board of directors may from time to time prescribe.

MEMBERSHIP

The Audit Committee members will be appointed by, and will serve at the discretion of, the board of directors and will consist of at least three members of the board of directors. The members will meet the following criteria:

•	Each member will be an independent director, as defined in (i) Nasdaq Rule 4200 and (ii) Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and (iii) the rules and regulations of the SEC (the “SEC Rules”);

•	Each member will be able to read and understand fundamental financial statements, in accordance with the Nasdaq National Market Audit Committee requirements; and

•	At least one member will qualify as an audit committee financial expert under Nasdaq and SEC Rules and regulations.

Notwithstanding the foregoing, one director who meets the independence standards set forth under the applicable SEC Rules, but who does not meet all of the standards set forth under Nasdaq Rule 4200, may serve on the Audit Committee for a limited time in compliance with applicable Nasdaq rules.

RESPONSIBILITIES

The responsibilities of the Audit Committee shall include:

Engagement and Oversight of Independent Auditors:

•	Exercising its sole authority to appoint or replace the Company’s independent auditors (subject, if applicable, to stockholder ratification);

•	Reviewing fee arrangements with the independent auditors, including pre-approving audit and non-audit services provided to the Company by the independent auditors and subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible; in this regard:

–	the Audit Committee shall have the sole authority to approve all audit engagement fees and terms and all non-audit engagements with the independent auditors, to the extent such engagements are permissible under the SEC Rules and the rules of Nasdaq;

–	the Audit Committee may elect to form and delegate authority to subcommittees consisting of one or more members, when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting;

–	the Audit Committee may establish pre-approval policies and procedures that are detailed as to the particular services, provided the Audit Committee is informed of each service and such policies and procedures do not include a delegation of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934 to management;

•	Reviewing the independent auditors’ proposed audit scope and approach;

•	Providing for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee;

•	Discussing with the independent auditors, before filing with the SEC, the Company’s interim consolidated financial statements and the related disclosures included in Quarterly Reports on Form 10-Q, including the results of the independent auditors’ reviews of the quarterly consolidated financial statements in accordance with professional standards and procedures for conducting such reviews;

•	Discussing with the independent auditors, before filing with the SEC, the audited consolidated financial statements and Management Discussion and Analysis of Financial Condition and Results of Operations included in the Annual Report on Form 10-K;

•	Overseeing (i) the Company’s relationship with its independent auditors, including their activities with respect to the Company’s financial reporting process and the Company’s internal control over financial reporting; (ii) the independence of the independent auditors; and (iii) compliance with SEC Rules for disclosure of auditors’ services. This oversight will include:

–	Requiring the independent auditors to deliver to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the auditor and the Company, consistent with Independent Standards Board Standard No. 1, and engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors;

–	actively engaging in dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and recommending that the board of directors take appropriate action to satisfy itself with regard to the auditors’ independence;

–	discussing with the independent auditors the consolidated financial statements and audit findings, including any significant adjustments; management judgments and accounting estimates; significant new accounting policies; disagreements with management; any other matters described in Statement of Accounting Standards (“SAS”) No. 61, as modified or supplemented; all critical accounting policies and practices used or to be used; all alternative treatments within generally accepted accounting principles (“GAAP”) for policies and practices related to material items that have been discussed with management (including the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors); all material written communications between the independent auditors and the Company, such as any management letter or schedule of unadjusted differences; and any other suggestions for improvements provided to management by the independent auditors; and

–	discussing with the independent auditors any reports submitted to the Audit Committee by the independent auditors in accordance with applicable SEC requirements, including any attestation report on management’s assessment of internal control over financial reporting; and

–	discussing with the independent auditors any significant matters regarding internal control over financial reporting that came to the independent auditors’ attention during the conduct of their audit;

Review of Financial Disclosures, Internal Control Over Financial Reporting, Disclosure Controls and Procedures, Accounting Policies and Related Matters

•	Overseeing management’s activities with respect to the Company’s financial reporting process;

•	Discussing with management, before filing with the SEC, the Company’s interim consolidated financial statements and the related Management Discussion and Analysis of Financial Condition and Results of Operations included in Quarterly Reports on Form 10-Q;

•	Discussing with management, before filing with the SEC, and recommending to the board of directors for inclusion in the Company’s Annual Report on Form 10-K, the audited consolidated financial statements and Management Discussion and Analysis of Financial Condition and Results of Operations;

•	Discussing with management on a continuing basis the adequacy of the Company’s system of internal control over financial reporting and the Company’s disclosure controls and procedures, including (i) meeting periodically with the Company’s management to review the adequacy of such internal control over financial reporting and disclosure controls and procedures and (ii) discussing with management before release the disclosure regarding such system of internal control over financial reporting and disclosure controls and procedures required under SEC rules to be contained in the Company’s periodic filings;

•	Discussing with management and the independent auditors, before release, the unaudited quarterly operating results in the Company’s quarterly earnings release as well as the annual results included in the Company’s year-end earnings release;

•	Discussing with management such accounting policies and practices (and changes therein) of the Company as are deemed appropriate for review by the Audit Committee prior to any interim or year-end filings with the SEC or other regulatory body;

•	Discussing with management the selection, application and disclosure of the Company’s critical accounting policies and practices, including an analysis of the effect of alternative treatments within GAAP for policies and practices relating to material items;

•	Reviewing with management and the independent auditors the effect of regulatory and accounting initiatives that, in the Audit Committee’s judgment, may have a material effect on the Company’s consolidated financial statements;

Reporting to the Board, General Compliance and Related Matters

•	Providing a report in the Company’s proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(d)(3) of Schedule 14A;

•	Reviewing the Audit Committee’s own structure, processes and membership requirements and overseeing compliance with the requirements of the SEC for disclosure of audit committee members, member qualifications and activities;

•	Reporting at least quarterly to the board of directors regarding fulfillment of the Audit Committee’s responsibilities and such other matters that the Audit Committee deems appropriate to report to the board of directors or as requested by the board of directors;

•	Securing independent expert advice, including retaining independent counsel, accountants, consultants or others, to assist the Audit Committee in fulfilling its duties and responsibilities;

•	If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company and, if appropriate, hiring special counsel or other experts to assist in such investigations;

•	Discussing with management and (when appropriate) counsel, when necessary, any legal matters generally, including those that could have a significant impact on the Company’s consolidated financial statements;

•	Reviewing proposed related party transactions for potential conflicts of interest and approving all such transactions in advance;

•	Establishing and maintaining free and open means of communication between and among the board of directors, the Audit Committee, the Company’s independent auditors and management, including providing such parties with appropriate opportunities to meet privately with the Audit Committee;

•	Providing oversight and review of the Company’s investment policies;

•	Overseeing compliance by the Company’s chief executive officer and senior financial officers with the Code of Ethics for Principal Executive and Senior Financial Officers, as adopted by the Company;

•	Overseeing compliance by the Company’s employees with Code of Business Conduct and Ethics, as adopted or to be adopted by the Company;

•	Establishing procedures for receiving, retaining and treating complaints received by the Company regarding its practices and procedures for the confidential, anonymous submission by employees of concerns regarding questionable practices (including with respect to accounting or auditing matters);

•	Overseeing management’s monitoring of compliance with the Foreign Corrupt Practices Act; and

•	Performing such other duties as may be requested or delegated by the board of directors.

While the Audit Committee has the responsibilities and powers set forth in this Charter, the Company’s financial statements are the responsibility of management and the independent auditors are responsible for planning and conducting audits to determine whether the Company’s consolidated financial statements present fairly in all material respects the financial position of the Company.

MEETINGS

The Audit Committee will meet as often as it determines, but not less frequently than once quarterly. The Audit Committee, in its discretion, will ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as it deems appropriate in order to review the financial affairs of the Company. The Audit Committee will meet periodically in separate executive session with the independent auditors at such times as it deems appropriate in order to fulfill the responsibilities of the Audit Committee under this charter.

MINUTES

The Audit Committee will maintain written minutes of its formal meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS

Apart from the report prepared pursuant to Item 306 of Regulation S-K and Item 7(d)(3) of Schedule 14A, the Audit Committee will summarize its examinations and recommendations to the board of directors in written form from time to time as the Audit Committee deems appropriate, consistent with the Audit Committee’s charter.

PROXY	HARMONIC INC.

549 Baltic Way
Sunnyvale, CA 94089
PROXY FOR AN ANNUAL MEETING OF STOCKHOLDERS
May 27, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Anthony J. Ley and Robin N. Dickson, and each or either of them, as Proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of common stock of Harmonic Inc., held of record by the undersigned on April 7, 2004 at the Annual Meeting of Stockholders of Harmonic Inc. to be held at The Westin Santa Clara Hotel, 5101 Great America Parkway, Santa Clara, California, on May 27, 2004, at 8:00 a.m. Pacific Time, or at any adjournment thereof.

          The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated April 21, 2004, and a copy of the Company’s 2003 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2004. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by filing this proxy with the Secretary of the Company, gives notice of such revocation.

(Continued and to be marked, dated and signed on other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

You can now access your Harmonic Inc. account online.

Access your Harmonic Inc. stockholder account online via Investor ServiceDirectSM (ISD).

Mellon Investor Services LLC, agent for Harmonic Inc., now makes it easy and convenient to get current information on your stockholder account. After a simple and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

• View account status	• Make address changes
• View certificate history	• Obtain a duplicate 1099 tax form
• View book-entry information	• Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com

For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

Investor ServiceDirect® is a registered trademark of Mellon Investor Services LLC

THIS PROXY WILL BE VOTED AS SPECIFIED HEREON. THIS PROXY WILL BE VOTED FOR PROPOSAL NOS. 1, 2, 3, 4, AND 5 IF NO SPECIFICATION IS MADE. THIS PROXY WILL BE VOTED BY THE APPLICABLE PROXIES IN THEIR DISCRETION ON OTHER BUSINESS THAT COMES BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.
Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

The Board of Directors of Harmonic Inc. recommends a vote FOR Proposal Nos. 1, 2, 3, 4, and 5.		FOR	WITHHELD FOR ALL
1.	To elect the following directors to serve for the ensuing year or until their successors are elected and duly qualified.	☐	☐

01 Anthony J. Ley
02 E. Floyd Kvamme
03 William F. Reddersen
04 Lewis Solomon
05 Michel L. Vaillaud
06 David R. Van Valkenburg

To withhold authority to vote for a particular nominee or nominees, write the name(s) of such nominee(s) here:

		FOR	AGAINST	ABSTAIN
2.	To approve an amendment to the 2002 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance thereunder by 2,000,000 shares.	☐	☐	☐
WILL ATTEND
If you plan to attend the Annual Meeting, please mark the WILL ATTEND box		☐

		FOR	AGAINST	ABSTAIN
3.	To approve amendments to the 1995 Stock Plan to: (i) extend the term of the Plan by 9 years to 2014, (ii) to increase the number of shares of common stock reserved for issuance by 2,500,000 shares, (iii) to transfer to the 1995 Stock Plan all shares remaining available for grant in the 1999 Non-Statutory Stock Plan including up to 1,800,000 shares subject to outstanding options if they expire, (iv) to add the ability to grant restricted stock, stock appreciation rights, performance shares, performance units and deferred stock units (subject to limits on discounted awards), and (v) to approve the material terms of the 1995 Plan and the performance goals thereunder for purposes of Internal Revenue Code Section 162(m).	☐	☐	☐

4.	To approve amendments to the 2002 Director Plan to increase the initial grant to 30,000 shares, to authorize a one-time grant of 10,000 shares to each non-employee director re-elected at this annual meeting, and to extend the exercisability period of all new options granted under this plan to three years following a director’s resignation from the board.	☐	☐	☐

5.	To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 2004.	☐	☐	☐

PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature	Signature	Date

Please sign exactly as your name(s) is (are) shown on the share certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

▲ FOLD AND DETACH HERE ▲

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 4 PM EST
the day prior to annual meeting day.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet
http://www.eproxy.com/hlit

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

OR

Telephone
1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

OR

Mail

Mark, sign and date
your proxy card
and
return it in the
enclosed postage-paid
envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.